Exhibit 10.22

AGREEMENT ON EQUITY RESTRUCTURING

by and among

STRATTEC SECURITY CORPORATION,

and

WITTE AUTOMOTIVE GMBH

June 29, 2023

i

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ii

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Section 9.13	Counterparts.	42
Section 9.14	Relationship of Parties.	42
Section 9.15	English Language.	42

iii

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AGREEMENT ON EQUITY RESTRUCTURING

This Agreement on Equity Restructuring (this “Equity Restructuring Agreement”), dated as of June 29, 2023, is made by and among STRATTEC SECURITY CORPORATION, a Wisconsin corporation (“STRATTEC”) and WITTE AUTOMOTIVE GMBH, a limited liability company incorporated under the laws of the Federal Republic of Germany (“WITTE”). Certain capitalized terms used herein are defined in ARTICLE 1.

RECITALS

WHEREAS, STRATTEC owns five hundred (500) Voting Units (the “Sold VAST Membership Interests”) in Vehicle Access Systems Technology LLC, a Delaware limited liability company (“VAST”), representing a one-third (1/3) interest in all of the outstanding limited liability company membership interests in VAST (the “STRATTEC Membership Share”).

WHEREAS, STRATTEC desires to sell to WITTE, and WITTE desires to purchase from STRATTEC, all of the Sold VAST Membership Interests subject to the terms and conditions set forth herein.

WHEREAS, WITTE owns 200 Voting Units (the “Sold SPA Membership Interests”) in STRATTEC Power Access LLC, a Delaware limited liability company (“SPA”), representing a one-fifth (1/5) interest in all of the outstanding limited liability company membership interests in SPA.

WHEREAS, STRATTEC currently owns 800 Voting Units in SPA, representing a four-fifths (4/5) interest in all of the outstanding limited liability company membership interests in SPA.

WHEREAS, WITTE desires to sell to STRATTEC, and STRATTEC desires to purchase from WITTE, all of the Sold SPA Membership Interests subject to the terms and conditions set forth herein.

WHEREAS, WITTE has entered with ADAC Plastics, Inc. (“ADAC”) into a sale and purchase agreement regarding the sale and purchase of the limited liability company membership interests held by ADAC in VAST by ADAC to WITTE (the “ADAC Purchase Agreement”) and which ADAC ownership interest in VAST represents a one-third (1/3) interest in all of the outstanding limited liability company membership interests in VAST.

WHEREAS, the Parties are aware and acknowledge that the execution of this Equity Restructuring Agreement, and the entering into the transactions set forth in this Equity Restructuring Agreement, by STRATTEC and WITTE, has not yet been approved by the Board of Directors of STRATTEC (the “STRATTEC Board”) and the Advisory Board of WITTE (the “WITTE Board”), and that STRATTEC and WITTE desire to reserve the right to terminate this Agreement and any obligation to consummate the transactions set forth herein if such approval is not granted until June 30, 2023, at the next ordinary meeting or a special meeting of the STRATTEC Board and the WITTE Board, respectively.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements in this Equity Restructuring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS

The following terms have the meanings specified or referred to in this Article 1:

“Action” means any legal, administrative, arbitral, mediation or other alternative dispute resolution procedure having the effect of Law or binding upon a Party or other action, proceeding, claim, assessment, suit, charge, arbitration, audit, inquiry or similar investigation before any court, arbitrator or other Governmental Authority or quasi‑Governmental Authority.

“Additional STRATTEC Payment” has the meaning set forth in Section 1.02(c) of the SPA Membership Purchase Agreement.

“ADAC” has the meaning set forth in the recitals.

"ADAC Purchase Agreement” has the meaning set forth in the recitals.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities or ownership interests, by Contract or otherwise.

“Ancillary Agreements” means the VAST Ancillary Agreements, SPA Ancillary Agreements and VAST Korea Ancillary Agreements.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in Düsseldorf (Germany), the State of Wisconsin and the State of Delaware are authorized or obligated to close.

“Chinese Withholding Tax Amount” has the meaning set forth in Section 4.02 of the VAST Membership Interest Purchase Agreement.

“Closing” has the meaning set forth in Section 4.01.

“Closing Date” has the meaning set forth in Section 4.01.

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“Closing Date Payment” has the meaning set forth in Section 1.02 of the VAST Membership Interest Purchase Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Compliance Action” has the meaning set forth in Section 7.01(a).

“Contract” means any written or oral contract, instrument, agreement, lease, sublease, easement, evidence of Indebtedness, mortgage, licenses (other than Permits), sublicenses, indenture, security agreement, grant agreement, incentive agreement, or any other legally binding understanding, commitment or agreement.

“Contracting Party” has the meaning set forth in Section 9.09.

“Cooperation Framework Agreement” has the meaning set forth in Section 7.01(f).

“Direct Claim” has the meaning set forth in Section 6.05(c).

“Dollars or $” means the lawful currency of the United States.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership whether arising by Contract or under any applicable Laws and whether or not filed, recorded or otherwise perfected or effective under any applicable Laws, or any preference, priority or preferential arrangement of any kind or nature whatsoever including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

“Enforceability Exceptions” has the meaning set forth in Section 5.01(a).

“Equity Restructuring Agreement” is defined in the preamble to this Equity Restructuring Agreement.

“Fraud” means any conduct or actions that constitute actual common law fraud under Delaware Law but does not, for the avoidance of doubt, include any constructive fraud or claims based upon constructive knowledge, negligent misrepresentation or similar theories to the extent not constituting actual common law fraud under Delaware Law.

“Fundamental Representations” means the representations and warranties in Section 5.01(a), Section 5.01(c), Section 5.02(a) and Section 5.02(c) as well as the VAST Fundamental Representations and the SPA Fundamental Representations.

“GAAP” means United States generally accepted accounting principles in effect from time to time, consistently applied by the applicable Person.

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“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising authority over an applicable Person, or any arbitrator or arbitral body (whether public or private), court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decision, decree, stipulation, determination, ruling, award, settlement or other agreement entered by or with any Governmental Authority.

“Indemnified Party” has the meaning set forth in Section 6.05.

“Indemnifying Party” has the meaning set forth in Section 6.05.

“IRS” means the United States Internal Revenue Service, and any successor agency thereof.

“Knowledge” means (a) as to STRATTEC, the actual knowledge of Frank Krejci, Al Hamdan and Dennis Bowe after reasonable inquiry and (b) as to WITTE, the actual knowledge of Rainer Gölz, Christian Kaczmarczyk and Anne-Katrin Brinkmann after reasonable inquiry.

“Law” means any statute, law (including common law), act, ordinance, regulation, rule, code, order, treaty, judgment, injunction, writ, ruling, decree or any other requirement, criteria, or legally binding policy or guideline, enacted, issued, adopted, promulgated, enforced, ordered or applied by any Governmental Authority.

“Lien” shall mean any mortgage, deed of trust, lien (choate or inchoate), license, sublicense, pledge, charge, claim, option, right of first refusal, voting trust, proxy, security interest, assessment, reservation, assignment, hypothecation, defect in title, encroachment and other burden, restrictive covenant, condition or restriction or easement or encumbrance of any kind, whether arising by Contract or under any applicable Laws and whether or not filed, recorded or otherwise perfected or effective under any applicable Laws, or any preference, priority or preferential arrangement of any kind or nature whatsoever including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

“Losses” means losses, damages, obligations, assessments, settlement payments, liabilities, deficiencies, charges, Actions, judgments, interest, awards, Taxes, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the reasonable cost of enforcing any right to indemnification hereunder; provided, however, that “Losses” shall not include consequential, incidental, special, exemplary or punitive damages, except to the extent actually awarded and payable to a Governmental Authority or other third party, or any damages based on or calculated by reference to a multiple of earnings, multiple of revenue or similar theory.

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“Material Adverse Effect” means any event, occurrence, fact, condition or change outside the control of a Party that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the ability of STRATTEC or WITTE to consummate the transactions contemplated hereby on a timely basis, or (b) the business, results of operations, condition (financial or otherwise) or assets of VAST; provided, however, that none of the following changes will constitute, or will be considered in determining whether there has occurred, and no fact, event, circumstance, change, effect, development, or condition resulting from or arising out of any of the following will constitute, a Material Adverse Effect: (i) the announcement of the execution of this Equity Restructuring Agreement or any other transaction document or the intended consummation of the transactions contemplated by this Equity Restructuring Agreement in accordance with their respective terms; (ii) the failure of VAST to meet any financial projections, performance measures or operating statistics (provided that the facts and circumstances underlying any such failure may be considered in determining whether there has occurred a Material Adverse Effect); (iii) any general economic conditions generally affecting the economies or the industries in which VAST operates; (iv) any national or international political or social conditions, including the engagement by the United States (or any other country in which any of VAST or its subsidiaries do business) in hostilities, whether or not pursuant to the declaration of a national emergency, war or the occurrence of any military or terrorist attack on the United States or any of its territories, possessions, offices or military installations (or any other country in which any of VAST or its subsidiaries do business or any of their respective territories, possessions, offices or military installations); (v) any general financial, banking or securities market conditions (including any disruption thereof and any decline in the price of any security or market index); and (vi) any change in any Law, Governmental Orders or GAAP applicable to VAST; (vii) any epidemics, pandemics, or disease outbreaks (including COVID-19), public health emergencies or any quarantine, national or regional emergency or other governmental acts taken in response, including as may be required to comply with any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester or any other Law, Governmental Order, directive, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19; and (viii) the taking of any action required or expressly permitted by this Equity Restructuring Agreement or any other transaction documents, including the completion of the transactions contemplated hereby and thereby in accordance with their respective terms; provided, that, with respect to a matter described in any of the foregoing clauses (iii)-(viii) of this definition, such matter does not have a disproportionate adverse effect on VAST taken as a whole relative to other comparable businesses operating in the industries in which VAST, operates; or (c) prevents STRATTEC or WITTE from consummating, or materially impairs or delays the ability of STRATTEC or WITTE to consummate, the transactions contemplated by this Equity Restructuring Agreement.

"Minda-VAST” means MINDA-VAST Access Systems Private Limited India and each of its Subsidiaries.

“Non-Recourse Party” has the meaning set forth in Section 9.09.

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“Organizational Documents” means (a) in the case of a Person that is a corporation, its articles or certificate of incorporation and its by-laws, regulations, shareholder agreements or similar governing instruments; (b) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (c) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (d) in the case of a Person that is not a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural person, its organizational filings and governing Contracts.

“Parties” means STRATTEC and WITTE.

“Permits” means any permit, license, approval, consent, order, registration, privilege, tariff, franchise, membership, certificate, certification, entitlement, exemption and other authorization, in each case issued by or under the authority of any Governmental Authority.

“Permitted Liens” means any (a) Lien for Taxes arising in the ordinary course of business not yet due and payable or that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements of the applicable Person in accordance with GAAP; (b) mechanics’, materialmen’s, repairmen’s and other similar Liens arising in the ordinary course of business;.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

"PN7” has the meaning set forth in Section 4.02 of the VAST Membership Interest Purchase Agreement.

"PRC” has the meaning set forth in Section 4.02 of the VAST Membership Interest Purchase Agreement.

“Receivable Purchase Agreement” has the meaning set forth in Section 4.02(a)(v).

“Representative” means, with respect to any Person, any and all partners, directors, managing members, managers, officers, employees, independent contractors, consultants, financial advisors, counsel, accountants, agents, trustees and other representatives of such Person.

“Sold VAST Membership Interests” has the meaning set forth in the recitals.

“Sold SPA Membership Interests” has the meaning set forth in the recitals.

“SPA” has the meaning set forth in the recitals.

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“SPA Ancillary Agreements” means the other documents and agreements to be delivered pursuant to the SPA Membership Interest Purchase Agreement.

“SPA Assignment” has the meaning set forth in Section 1.03(b)(i) of the SPA Membership Interest Purchase Agreement.

“SPA Fundamental Representations” means the representations and warranties set forth in Section 2.01 (other than in Section 2.01(d)), Section 2.02 and Section 3.01 of the SPA Membership Interest Purchase Agreement.

“SPA Indemnification Basket” has the meaning set forth in Section 6.04(c)(i).

“SPA Indemnification Cap” has the meaning set forth in Section 6.04(c)(ii).

“SPA Membership Interest Purchase Agreement” has the meaning set forth in ARTICLE 3.

“SPA Party” means any or all of SPA and its Subsidiaries.

“SPA Purchase Price” has the meaning set forth in Section 1.02(a) of the SPA Membership Interest Purchase Agreement.

“SPA Transfer Taxes” has the meaning set forth in Section 4.01 of the SPA Membership Interest Purchase Agreement.

“STRATTEC” has the meaning set forth in the preamble.

“STRATTEC Board” has the meaning set forth in the recitals.

“STRATTEC’s Board Member” means each member of the Board of Directors of VAST or a VAST Party designated by STRATTEC.

“STRATTEC Claims” has the meaning set forth in Section 7.04(a).

“STRATTEC Indemnification Basket” has the meaning set forth in Section 6.04(a)(i).

“STRATTEC Indemnification Cap” has the meaning set forth in Section 6.04(a)(iii).

“STRATTEC Indemnitees” has the meaning set forth in Section 6.03.

“STRATTEC Membership Share” is defined in the recitals.

“STRATTEC Release” has the meaning set forth in Section 7.04.

“STRATTEC Released Parties” has the meaning set forth in Section 7.04.

“STRATTEC Releasing Party” has the meaning set forth in Section 7.04.

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“Subsidiary” means, with respect to any Person of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of the Person or a combination thereof. For purposes of clause (b) hereof, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership or association, or other business entity if (i) such Person or Persons will be allocated a majority of limited liability company, partnership or association or other business entity gains or losses, and (ii) (A) directly, through the exercise of voting rights, by Contract or otherwise, has the right to direct the management of such entity or (B) controls any managing member or general partner of such limited liability company, partnership, association or other business entity.

“Tax Return” means any return, declaration, report, claim for refund, information return, or statement or other document relating to Taxes, including any election, declaration, disclosure, estimate, schedule or attachment thereto, and including any amendment thereof.

“Taxes” means (a) all federal, state, local, foreign and other income, gross receipts, net proceeds, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, escheat or unclaimed property charges, utility, customs, duties or other taxes, fees, imposts, levies, assessments, impositions, escheatage or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and (b) any liability for the payment of, or in respect of, any amounts of the type described in clause (a) of this definition under Treasury Regulations Section 1.1502-6 or any comparable provisions of foreign, state or local Law, as a transferee or successor, by contract or assumption or otherwise.

“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority that has the right to impose Taxes on any of the Company or its respective Subsidiaries.

“Third Party Claim” has the meaning set forth in Section 6.05(a).

“Transition Period” has the meaning set forth in Section 7.01(i).

“VAST” has the meaning set forth in the recitals.

“VAST Ancillary Agreements” means the other documents and agreements to be delivered pursuant to the VAST Membership Interest Purchase Agreement.

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“VAST Assignment” has the meaning set forth in Section 1.03(b)(i) of the VAST Membership Interest Purchase Agreement.

“VAST Brasil” means each of VAST do Brasil Limitada, VAST Brasil Holdings LLC, VAST SA Holdings LLC, Sistema de Acesso Veicular Ltda., Vehicle Systems SA Holdings LLC, Vehicle Systems Brazil Holdings LLC and Vésper Comercio e Servicos Ltda.

“VAST China” means each of VAST China Co. Ltd., VAST Fuzhou Co. Ltd., VAST Shanghai Co. Ltd. and VAST Jingzhou Co. Ltd., each of which is a Subsidiary of VAST and a VAST Party.

“VAST Fundamental Representations” means the representations and warranties set forth in Section 2.01 (other than in Section 2.01(d)), Section 2.02 and Section 3.01 of the VAST Membership Interest Purchase Agreement.

“VAST Indemnification Basket” has the meaning set forth in Section 6.04(b)(i).

“VAST Indemnification Cap” has the meaning set forth in Section 6.04(b)(ii).

“VAST Korea” has the meaning set forth in Section 4.02(a)(iii).

“VAST Korea Ancillary Agreements” means the other documents and agreements to be delivered pursuant to the VAST Korea Purchase Agreement.

“VAST Korea Purchase Agreement” has the meaning set forth in Section 4.02(a)(iii).

“VAST Korea Purchase Price” has the meaning set forth in Section 4.02(a)(iii).

“VAST Membership Interest Purchase Agreement” has the meaning set forth in ARTICLE 2.

“VAST Operating Agreement” means the Third Amended and Restated Operating Agreement of the Company effective July 1, 2007.

“VAST Purchase Price” has the meaning set forth in Section 1.02 of the VAST Membership Interest Purchase Agreement.

“VAST Party” means any or all of VAST and its Subsidiaries. For the avoidance of doubt VAST Party does not include VAST Korea from and after the Closing.

“VAST Transfer Taxes” has the meaning set forth in Section 4.01 of the VAST Membership Interest Purchase Agreement.

“VDB” has the meaning set forth in Section 7.01(a).

“VSBH” has the meaning set forth in Section 7.01(a).

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“Vesper” has the meaning set forth in Section 7.01(a).

“VSSA Holding” has the meaning set forth in Section 7.01(a).

“WITTE” has the meaning set forth in the preamble.

“WITTE Board” has the meaning set forth in the recitals.

“WITTE Claims” has the meaning set forth in Section 7.05(a).

“WITTE Indemnification Basket” has the meaning set forth in Section 6.04(a)(ii).

“WITTE Indemnification Cap” has the meaning set forth in Section 6.04(a)(iii).

“WITTE Indemnitees” has the meaning set forth in Section 6.02.

“WITTE Release” has the meaning set forth in Section 7.05(a).

“WITTE Released Parties” has the meaning set forth in Section 7.05(a).

“WITTE Releasing Party” has the meaning set forth in Section 7.05(a).

ARTICLE 2
VAST MEMBERSHIP INTEREST PURCHASE AGREEMENT

STRATTEC and WITTE hereby enter into the membership interest purchase agreement regarding the Sold VAST Membership Interests attached to this Equity Restructuring Agreement as Exhibit A (the “VAST Membership Interest Purchase Agreement”).

ARTICLE 3
SPA MEMBERSHIP INTEREST AGREEMENT

STRATTEC and WITTE hereby enter into the membership interest purchase agreement regarding the Sold SPA Membership Interests attached to this Equity Restructuring Agreement as Exhibit B (the “SPA Membership Interest Purchase Agreement”).

ARTICLE 4
CLOSING

Section 4.01 Closing.

Subject to the terms and conditions of this Equity Restructuring Agreement, the transactions contemplated hereby (including, for the avoidance of doubt, the transactions set forth in Exhibit A and Exhibit B) shall take place at a closing (the “Closing”) to be held at 9:00 a.m. Eastern Time no later than two (2) Business Days after the last of the conditions to closing set forth in Section 4.02 have been satisfied or waived (other than conditions

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which, by their nature, are to be satisfied on the Closing Date), remotely by electronic exchange of documents and signatures (or their electronic counterparts) and by wire transfer of immediately available funds, or at such other time or on such other date or at such other place as the Parties may mutually agree upon in writing, but in any event not prior to June 30, 2023 (the day on which the Closing takes place being the “Closing Date”); provided, however, that, notwithstanding anything to the contrary in this Agreement, the VAST Membership Interest Purchase Agreement or any other agreement contemplated hereby or thereby, with respect to each of VAST Brasil, VAST China and Minda-VAST, the transactions contemplated hereby shall be deemed for all accounting and tax purposes to be effective as of the last day of the month that precedes the month in which the Closing Date occurs (the “Early Effective Date”), such that STRATTEC – subject to Section 4 of the VAST Membership Interest Purchase Agreement – shall not be allocated any income, profits, losses or other accounting items, or bear any responsibility for any liabilities for Taxes arising from the ownership or operations of VAST Brasil, VAST China or Minda-VAST during the period from and after the Early Effective Date through the Closing Date; provided that in the event of a Material Adverse Effect on VAST occurring between the Early Effective Date and the Closing Date, STRATTEC shall indemnify WITTE from any Losses incurred out of or in connection with such Material Adverse Effect in an amount equal to applicable amount of Losses multiplied by the STRATTEC Membership Share. Irrespective of the Early Effective Date concept, any reference to the Closing or the Closing Date refers only to the Closing and the actual Closing Date without referring to the Early Effective Date, unless the respective provision explicitly provides for the application of the Early Effective Date.

Section 4.02 Closing Conditions.

(a) Conditions to Obligations of All Parties. The obligations of each Party to consummate the transactions contemplated by (i) this Equity Restructuring Agreement, (ii) the VAST Membership Interest Purchase Agreement, (iii) the SPA Membership Purchase Interest Agreement and (iv) the VAST Korea Purchase Agreement shall be subject to the fulfillment, at or prior to the Closing but not later than June 30, 2023, of each of the following conditions:

(i) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by (i) the VAST Membership Interest Purchase Agreement, (ii) the SPA Membership Interest Purchase Agreement, or (iii) the VAST Korea Purchase Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder or thereunder to be rescinded following completion thereof.

(ii) Each of the STRATTEC Board and the WITTE Board shall have authorized the execution, delivery and performance of this Equity Restructuring Agreement and the consummation of the transactions contemplated by the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement and each Party shall have received a certificate of an

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authorized representative of the other Party certifying that the respective board of the other Party (i.e. STRATTEC Board or WITTE Board, as applicable) has duly authorized the execution, delivery and performance of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, and the SPA Membership Interest Purchase Agreement.

(iii) The transactions contemplated by the ADAC Purchase Agreement shall have been consummated.

(iv) STRATTEC (or its designated Affiliate) and VAST shall have entered into an agreement regarding the acquisition of the assets and rights represented by VAST’s Korean branch office (“VAST Korea”) substantially in the form of the draft attached hereto as Exhibit C (the “VAST Korea Purchase Agreement”) , provided that the consideration for the sale and purchase of the assets and rights represented by VAST Korea shall in any case be equal to $663,000 (the “VAST Korea Purchase Price”).

(v) WITTE and VAST shall have entered into an agreement regarding the sale and assignment of the purchase price claim of VAST against STRATTEC under the VAST Korea Purchase Agreement substantially in the form of the draft attached hereto as Exhibit D (the “Receivable Purchase Agreement”).

(vi) STRATTEC and WITTE shall have entered into mutually binding agreements regarding their continued cooperation as set forth in Section 7.01(f).

(b) Conditions to Obligations of STRATTEC. The obligations of STRATTEC to consummate the transactions contemplated by (i) this Equity Restructuring Agreement, (ii) the VAST Membership Interest Purchase Agreement, (iii) the SPA Membership Interest Purchase Agreement, and (iv) the VAST Korea Purchase Agreement shall be subject to the fulfillment, at or prior to the Closing but not later than June 30, 2023, of each of the following conditions:

(i) The representations and warranties of WITTE and VAST contained in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement, the VAST Korea Purchase Agreement and any certificate or other writing delivered pursuant thereto shall have been true and correct on the date hereof and shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).

(ii) WITTE and VAST shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the VAST Korea Purchase Agreement and each of the VAST Ancillary Agreements, the SPA Membership Interest Purchase Agreement and each of the

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SPA Ancillary Agreements to be performed or complied with by it prior to or on the Closing Date.

(iii) The VAST Ancillary Documents and the VAST Korea Ancillary Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to STRATTEC.

(iv) WITTE shall have duly executed and delivered the SPA Assignment to STRATTEC.

(v) The other SPA Ancillary Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to STRATTEC.

(vi) WITTE shall have delivered to STRATTEC cash in an amount equal to the Closing Date Payment (minus any applicable deductions) by wire transfer in immediately available funds, to the account(s) designated in writing by STRATTEC prior to the Closing Date.

(vii) All required approvals, consents and waivers of the managers and members of SPA shall have been received, and executed counterparts thereof shall have been delivered to the Parties at or prior to the Closing.

(viii) WITTE shall have delivered to STRATTEC written payoff or lien termination letters from all Persons holding Liens that encumber the Sold SPA Membership Interests specifying the conditions upon which such Person will release or terminate any such Liens (other than Permitted Liens).

(ix) WITTE shall have delivered to STRATTEC such other documents or instruments as STRATTEC reasonably requests and are reasonably necessary to consummate the transactions contemplated by the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement and the VAST Korea Purchase Agreement.

(c) Conditions to Obligations of WITTE. The obligations of WITTE to consummate the transactions contemplated by (i) this Equity Restructuring Agreement, (ii) the VAST Membership Interest Purchase Agreement, (iii) the SPA Membership Interest Agreement, and (iv) the VAST Korea Purchase Agreement, shall be subject to the fulfillment, at or prior to the Closing but not later than June 30, 2023, of each of the following conditions:

(i) All required approvals, consents and waivers of the managers and members of VAST shall have been received, and executed counterparts thereof shall have been delivered to the Parties at or prior to the Closing.

(ii) The business of VAST shall have been operated in the ordinary course through the Closing Date.

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(iii) The representations and warranties of STRATTEC contained in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement and any certificate or other writing delivered pursuant thereto shall have been true and correct on the date hereof and shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).

(iv) STRATTEC shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement and each of the VAST Ancillary Agreements, the SPA Membership Interest Purchase Agreement and each of the SPA Ancillary Agreements, and the VAST Korea Purchase Agreement and the VAST Korea Ancillary Agreements to be performed or complied with by it prior to or on the Closing Date.

(v) From the date of this Equity Restructuring Agreement, there shall not have occurred any Material Adverse Effect with respect to VAST, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect with respect to VAST.

(vi) STRATTEC shall have duly executed and delivered the VAST Assignment to WITTE.

(vii) The other VAST Ancillary Documents and VAST Korea Ancillary Agreements shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to WITTE.

(viii) WITTE shall have received resignation letters executed by each STRATTEC’s Board Member of VAST’s or the VAST Parties’ management boards.

(ix) STRATTEC shall have delivered to WITTE such other documents or instruments as WITTE reasonably requests and are reasonably necessary to consummate the transactions contemplated by the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement and the VAST Korea Purchase Agreement.

(x) STRATTEC shall have delivered to WITTE written payoff or lien termination letters from all Persons holding Liens that encumber the Sold VAST Membership Interests specifying the conditions upon which such Person will release or terminate any such Liens (other than Permitted Liens).

(xi) All required approvals, consents and waivers of the managers and members of SPA shall have been received, and executed counterparts thereof shall have been delivered to the Parties at or prior to the Closing.

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ARTICLE 5
REPRESENTATIONS AND WARRANTIES RELATED TO THE PARTIES

Section 5.01 Representations and Warranties of STRATTEC.

STRATTEC represents and warrants to WITTE that the statements contained in this Section 5.01 are true and correct on the date hereof and will be true and correct as of the Closing Date.

(a) Organization and Authority of STRATTEC.

STRATTEC is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. STRATTEC has full corporate power and authority to enter into this Equity Restructuring Agreement, Exhibit A, Exhibit B and Exhibit C hereto and the Ancillary Agreements to which STRATTEC is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by STRATTEC of this Equity Restructuring Agreement, Exhibit A, Exhibit B and Exhibit C hereto and any Ancillary Agreement to which STRATTEC is a party, the performance by STRATTEC of its obligations hereunder and thereunder, and the consummation by STRATTEC of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of STRATTEC. This Equity Restructuring Agreement has been duly executed and delivered by STRATTEC, and (assuming due authorization, execution, and delivery by WITTE and VAST, as applicable) the Equity Restructuring Agreement and Exhibit A and Exhibit B hereto constitute, and Exhibit C will as of the Closing Date constitute, legal, valid and binding obligations of STRATTEC enforceable against STRATTEC in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles (collectively, the “Enforceability Exceptions”). When each Ancillary Agreement to which STRATTEC is or will be a party has been duly executed and delivered by STRATTEC (assuming due authorization, execution, and delivery by each other party thereto), such Ancillary Agreement will constitute a legal and binding obligation of STRATTEC enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

(b) Bankruptcy.

No petition or notice has been presented, no order has been made and no resolution has been passed for the bankruptcy, liquidation, reorganization, winding-up or dissolution of STRATTEC. No receiver, trustee, custodian or similar fiduciary has been appointed over the whole or any part of STRATTEC, or the income of STRATTEC, and STRATTEC has no plan or intention of, and to STRATTEC’s Knowledge no other Person has any intention of, filing, making

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or obtaining any such petition, notice, order or resolution or of seeking the appointment of a receiver, trustee, custodian or similar fiduciary.

(c) Brokers.

STRATTEC does not have any liability or obligation to any broker, finder or investment banker to pay any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Equity Restructuring Agreement, Exhibit A, Exhibit B and Exhibit C hereto or any Ancillary Agreement.

(d) Legal Proceedings; Governmental Orders.

There is no Action pending, settled, or to STRATTEC’s Knowledge, threatened that challenges the legality, validity or enforceability of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement or the VAST Korea Purchase Agreement.

(e) No Other Representations and Warranties.

Except for the representations and warranties contained in this Section 5.01, ARTICLE 2 of the VAST Membership Interest Purchase Agreement and ARTICLE 3 of the SPA Membership Purchase Agreement neither STRATTEC nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of STRATTEC, including any representation or warranty as to the accuracy or completeness of any information regarding STRATTEC or the VAST Parties furnished or made available by or at the direction of STRATTEC to WITTE or the SPA Parties and their Representatives (as applicable), or any other representation or warranty of any kind, express or implied, arising under any Law.

Section 5.02 Representations and Warranties of WITTE.

WITTE represents and warrants to STRATTEC that the statements contained in this Section 5.02 are true and correct on the date hereof and will be true and correct as of the Closing Date.

(a) Organization and Authority of WITTE.

WITTE is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. WITTE has full corporate power and authority to enter into this Equity Restructuring Agreement, Exhibit A and Exhibit B hereto and the Ancillary Agreements to which WITTE is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by WITTE of this Equity Restructuring Agreement, Exhibit A and Exhibit B hereto and any Ancillary Agreement to which WITTE is a party, the performance by WITTE of

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its obligations hereunder and thereunder, and the consummation by WITTE of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of WITTE. This Equity Restructuring Agreement has been duly executed and delivered by WITTE, and (assuming due authorization, execution, and delivery by STRATTEC) the Equity Restructuring Agreement and Exhibit A and Exhibit B hereto constitute legal, valid and binding obligations of WITTE enforceable against WITTE in accordance with their terms, subject to the Enforceability Exceptions. When each Ancillary Agreement to which WITTE is or will be a party has been duly executed and delivered by WITTE (assuming due authorization, execution, and delivery by each other party thereto), such Ancillary Agreement will constitute a legal and binding obligation of WITTE enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

(b) Bankruptcy.

No petition or notice has been presented, no order has been made and no resolution has been passed for the bankruptcy, liquidation, reorganization, winding-up or dissolution of WITTE. No receiver, trustee, custodian or similar fiduciary has been appointed over the whole or any part of WITTE, or the income of WITTE, and WITTE has no plan or intention of, and to WITTE’s Knowledge no other Person has any intention of, filing, making or obtaining any such petition, notice, order or resolution or of seeking the appointment of a receiver, trustee, custodian or similar fiduciary.

(c) Brokers.

WITTE does not have any liability or obligation to any broker, finder or investment banker to pay any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Equity Restructuring Agreement, Exhibit A and Exhibit B hereto or any Ancillary Agreement.

(d) Legal Proceedings; Governmental Orders.

There is no Action pending, settled, or to WITTE’s Knowledge, threatened that challenges the legality, validity or enforceability of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement.

(e) No Other Representations and Warranties.

Except for the representations and warranties contained in this Section 5.02, ARTICLE 3 of the VAST Membership Interest Purchase Agreement and ARTICLE 2 of the SPA Membership Purchase Agreement neither WITTE nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of WITTE, including any representation or warranty as to the accuracy or completeness of any information regarding WITTE or the SPA Parties furnished or made available by or at the direction of WITTE to STRATTEC or the VAST Parties (as applicable) and their

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Representatives, or any other representation or warranty of any kind, express or implied, arising under any Law.

ARTICLE 6
INDEMNIFICATION

Section 6.01 Survival.

Subject to the limitations and other provisions of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement, as applicable, and other than in the event of a Party’s Fraud or willful or intentional misconduct, (a) the Fundamental Representations shall survive the Closing and shall remain in full force and effect for five (5) years from the Closing Date, and (b) all other representations and warranties provided in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement, as applicable, shall survive the Closing and remain in full force and effect until the date that is eighteen (18) months from the Closing Date. All covenants and agreements of the parties contained in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement, as applicable, that require performance after Closing shall survive the Closing until fully performed. Notwithstanding the foregoing, each representation, warranty or covenant that would otherwise terminate in accordance with this Section 6.01 shall continue to survive if a written notice of claim in respect thereof shall have been timely given in accordance with Section 6.05 on or prior to such time until the related claim shall have been fully satisfied or otherwise resolved as provided herein.

Section 6.02 Indemnification By STRATTEC.

Subject to the other terms and conditions of this ARTICLE 6, STRATTEC shall indemnify and defend each of WITTE and its Affiliates (including, post-Closing, the VAST Parties) and their respective Representatives (collectively, the “WITTE Indemnitees”) against, and shall hold each of them (as applicable) harmless from and against, and shall pay and reimburse each of them (as applicable) for, any and all Losses incurred or sustained by, or imposed upon, the WITTE Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of STRATTEC contained in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement or in any certificate or instrument delivered by or on behalf of STRATTEC pursuant to this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by STRATTEC pursuant to this Equity Restructuring Agreement, the VAST

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Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement; or

(c) any of the operations or activities of (i) SPA or its subsidiaries on or after the Closing Date or (ii) the Korean branch office established by STRATTEC to acquire the VAST Korea Business (as defined in the VAST Korea Purchase Agreement) on or after the Closing Date.

Section 6.03 Indemnification By WITTE.

Subject to the other terms and conditions of this ARTICLE 6, WITTE shall indemnify and defend STRATTEC and its Affiliates (including, post-Closing, SPA) and their respective Representatives (collectively, the “STRATTEC Indemnitees”) against, and shall hold each of them (as applicable) harmless from and against, and shall pay and reimburse each of them (as applicable) for, any and all Losses incurred or sustained by, or imposed upon, STRATTEC Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of WITTE contained in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement or in any certificate or instrument delivered by or on behalf of WITTE pursuant to this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by WITTE pursuant to this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement; or

(c) any of the operations or activities of VAST or its subsidiaries on or after the Closing Date.

Section 6.04 Certain Limitations.

(a) Equity Restructuring Agreement.

With respect to (i) any inaccuracy in or breach of any the representations and warranties of STRATTEC and WITTE contained in this Equity Restructuring Agreement or in any certificate or instrument to be delivered by or on behalf of STRATTEC and WITTE pursuant to this Equity Restructuring Agreement, and (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by STRATTEC or WITTE pursuant to this Equity Restructuring Agreement, the indemnification provided for in Section 6.02 and Section 6.03 shall be subject to the following limitations:

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(i) STRATTEC shall not be required to indemnify WITTE Indemnitees for any Losses pursuant to Section 6.02(a) and Section 6.02(b) until the aggregate amount of all such Losses exceeds $50,000 (the “STRATTEC Indemnification Basket”), taking into account and aggregating the Losses incurred by the WITTE Indemnitees under Section 6.04(b)(i) for purposes of determining whether the STRATTEC Indemnification Basket has been reached, it being understood that if the STRATTEC Indemnification Basket is exceeded, WITTE shall be entitled to claim the full amount (including the STRATTEC Indemnification Basket) (tipping basket).

(ii) WITTE shall not be required to indemnify STRATTEC Indemnitees for any Losses pursuant to Section 6.03(a) or Section 6.03(b) until the aggregate amount of all such Losses exceeds $50,000 (the “WITTE Indemnification Basket”), taking into account and aggregating the Losses incurred by the STRATTEC Indemnitees under Section 6.04(c)(i) for purposes of determining whether the WITTE Indemnification Basket has been reached it being understood that if the WITTE Indemnification Basket is exceeded, STRATTEC shall be entitled to claim the full amount (including the WITTE Indemnification Basket) (tipping basket).

(iii) Except with respect to payment of the required purchase price hereunder or under the SPA Membership Interest Purchase Agreement or the VAST Korea Purchase Agreement, as applicable, the aggregate amount of all Losses for which STRATTEC shall be liable pursuant to Section 6.02(a) and Section 6.02(b) shall not exceed the VAST Purchase Price (the “STRATTEC Indemnification Cap”).

(iv) Except with respect to payment of the required purchase price hereunder or under the VAST Membership Interest Purchase Agreement, as applicable, the aggregate amount of all Losses for which WITTE shall be liable pursuant to Section 6.03(a) and Section 6.03(b) shall not exceed the SPA Purchase Price (the “WITTE Indemnification Cap”).

(b) VAST Membership Interest Purchase Agreement.

With respect to (i) any inaccuracy in or breach of any the representations and warranties of STRATTEC and WITTE contained in the VAST Membership Interest Purchase Agreement or in any certificate or instrument to be delivered by or on behalf of STRATTEC and WITTE pursuant to the VAST Membership Interest Purchase Agreement, and (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by STRATTEC or WITTE pursuant to the VAST Membership Interest Purchase Agreement, the indemnification provided for in Section 6.02 and Section 6.03 shall be subject to the following limitations:

(i) STRATTEC shall not be required to indemnify WITTE Indemnitees for any Losses pursuant to Section 6.02(a) or Section 6.02(b) until the aggregate

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amount of all such Losses exceeds $50,000 (the “VAST Indemnification Basket”), taking into account and aggregating the Losses incurred by the WITTE Indemnitees under Section 6.04(a)(i) for purposes of determining whether the VAST Indemnification Basket has been reached, it being understood that if the VAST Indemnification Basket is exceeded, WITTE shall be entitled to claim the full amount (including the VAST Indemnification Basket) (tipping basket).

(ii) The aggregate amount of all Losses for which STRATTEC shall be liable pursuant to Section 6.02(a) and Section 6.02(b) shall not exceed the VAST Purchase Price (the “VAST Indemnification Cap”); provided, however, in no event shall STRATTEC be liable in the aggregate under this Section 6.04(b)(ii), Section 6.04(a)(iii) and Section 6.04(c)(iii) in excess of the VAST Purchase Price.

(iii) Except with respect to payment of the required purchase price under VAST Membership Interest Purchase Agreement, the aggregate amount of all Losses for which WITTE shall be liable pursuant to Section 6.03(a) and Section 6.03(b) shall not exceed the SPA Purchase Price; provided, however, in no event shall WITTE be liable in the aggregate under this Section 6.04(b)(iii), Section 6.04(a)(iv) and Section 6.04(c)(ii) in excess of the SPA Purchase Price.

(c) SPA Membership Interest Purchase Agreement.

With respect to (i) any inaccuracy in or breach of any the representations and warranties of STRATTEC and WITTE contained in the SPA Membership Interest Purchase Agreement or in any certificate or instrument to be delivered by or on behalf of STRATTEC and WITTE pursuant to the SPA Membership Interest Purchase Agreement, and (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by STRATTEC or WITTE pursuant to the SPA Membership Interest Purchase Agreement, the indemnification provided for in Section 6.02 and Section 6.03 shall be subject to the following limitations:

(i) WITTE shall not be required to indemnify STRATTEC Indemnitees for any Losses pursuant to Section 6.03(a) or Section 6.03(b) until the aggregate amount of all such Losses exceeds $50,000 (the “SPA Indemnification Basket”), taking into account and aggregating the Losses incurred by the STRATTEC Indemnitees under Section 6.04(a)(ii) for purposes of determining whether the SPA Indemnification Basket has been reached, it being understood that if the SPA Indemnification Basket is exceeded, STRATTEC shall be entitled to claim the full amount (including the SPA Indemnification Basket) (tipping basket).

(ii) Except with respect to payment of the required purchase price hereunder or under SPA Membership Interest Purchase Agreement, the aggregate amount of all Losses for which WITTE shall be liable pursuant to Section 6.03(a) and Section 6.03(b) shall not exceed the SPA Purchase Price (the “SPA Indemnification Cap”); provided, however, in no event shall WITTE be liable in the aggregate under this Section 6.04(c)(ii), Section 6.04(a)(iv) and Section 6.04(b)(iii) in excess of the SPA Purchase Price.

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(iii) The aggregate amount of all Losses for which STRATTEC shall be liable pursuant to Section 6.02(a) and Section 6.02(b) shall not exceed the VAST Purchase Price; provided, however, in no event shall STRATTEC be liable in the aggregate under this Section 6.04(c)(iii), Section 6.04(a)(iii) and Section 6.04(b)(ii) in excess of the VAST Purchase Price.

(d) Notwithstanding the foregoing and subject to Section 6.07, the limitations set forth in Section 6.04(a), Section 6.04(b)(i), Section 6.04(b)(iii), Section 6.04(c)(i), and Section 6.04(c)(iii) shall not apply to Losses based upon, arising out of, with respect to or by reason of: (i) any inaccuracy in or breach of any Fundamental Representation provided for in the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement; (ii) STRATTEC’s indemnification obligations under ARTICLE 4 of the VAST Membership Interest Purchase Agreement; (iii) WITTE’s indemnification obligations under ARTICLE 4 of the SPA Membership Purchase Agreement; (iv) any breach or nonfulfillment of any post-Closing covenant; or (vi) any Fraud committed by the applicable Party.

(e) Nothing set forth under this ARTICLE 6 shall be construed to contractually eliminate any duty that any Indemnified Party may have under common law to mitigate such party’s Losses.

(f) Neither WITTE nor STRATTEC shall have liability for Losses to the extent that any insurance proceeds have actually been received to reimburse an Indemnified Party for such Loss. STRATTEC and WITTE shall fully cooperate and use commercially reasonable efforts to file and pursue claims for any reasonably available insurance coverage amount for the reimbursement of any Losses sustained by either Party.

Section 6.05 Indemnification Procedures.

The Party making a claim under this ARTICLE 6 is referred to as the “Indemnified Party,” and the Party against whom such claims are asserted under this ARTICLE 6 is referred to as the “Indemnifying Party”.

(a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Equity Restructuring Agreement or an Affiliate of a Party to this Equity Restructuring Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Equity Restructuring Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except to the extent that an Indemnifying Party is actually and materially prejudiced thereby, and then only to the extent of the damages caused to the Indemnifying Party due to such prejudice. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable,

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of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 6.05(b), it shall have the right to take such action as it deems reasonable to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party reasonably determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 6.05(b), pay, compromise, defend such Third Party Claim and seek indemnification (to the extent such Third Party Claim involves a matter covered by the applicable Indemnifying Party's indemnification obligations set forth herein, as applicable) for any and all Losses based upon, arising from or relating to such Third Party Claim. STRATTEC and WITTE shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

(b) Settlement of Third Party Claims. Notwithstanding any other provision of this Equity Restructuring Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 6.05(b). If a firm offer is made to settle a Third Party Claim (A) without an admission of wrongdoing, (B) without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party, and (C) provides, in customary form, for the full and unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within 10 days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and fails to

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assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense, it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 60 days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except to the extent that an Indemnifying Party is actually and materially prejudiced thereby, and then only to the extent of the damages caused to the Indemnifying Party due to such prejudice. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall reasonably assist the Indemnifying Party’s investigation by giving such information and assistance (including access to VAST’s and SPA’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Equity Restructuring Agreement.

Section 6.06 Materiality Scrape.

For purposes of the indemnification obligations under this ARTICLE 6, including for purposes of both determining whether there has been an inaccuracy, misrepresentation or breach and for determining the amount of Losses resulting therefrom, the representations and warranties set forth in ARTICLE 5 of this Equity Restructuring Agreement that are qualified as to “material,” “materiality,” “material respects,” or words of similar import or effect shall be deemed to have been made without any such qualification. For the avoidance of doubt, nothing in this Section 6.06 shall be deemed or interpreted in any way to alter any representation and warranty for purposes of determining the existence of a Party’s Fraud or willful or intentional misconduct.

Section 6.07 Right to Set-off.

Notwithstanding anything in this Equity Restructuring Agreement to the contrary, the Parties shall have the right to set-off, from any payment owed to another Party hereunder, any Losses incurred by such Party or its Affiliates as a result of a breach of this Equity Restructuring

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Agreement by another Party and any Losses for which that other Party has an indemnification obligation under Section 6.02 or Section 6.03 to the extent such Losses are agreed upon in writing by the respective Parties or have been finally determined by a non-appealable judgment of a court of competent jurisdiction or by a final order of an arbitrator in a binding arbitration proceeding.

Section 6.08 Exclusive Remedies.

The Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from a Party’s Fraud or willful or intentional misconduct on the part of a Party in connection with the transactions contemplated by this Equity Restructuring Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth in this Equity Restructuring Agreement, shall be pursuant to the indemnification provisions set forth in this ARTICLE 6, and each Party hereby waives any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth in this Equity Restructuring Agreement, except pursuant to the indemnification provisions set forth in indemnification provisions set forth in this ARTICLE 6. Nothing in this Equity Restructuring Agreement shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any Party’s Fraud or willful or intentional misconduct.

ARTICLE 7
COVENANTS

Section 7.01 Pre-Closing/Post-Closing Covenants.

(a) STRATTEC and WITTE shall undertake to give all required approvals and make all required resolutions to allow VAST to complete the distribution and assignment of VAST Brasil to ADAC prior to the Closing. With regard to the necessary steps to be taken by ADAC in order to bring VAST do Brasil Limitada (“VDB”) into compliance with Brazilian law after VDB has failed to timely file entity and tax reports with the appropriate governmental authorities in Brazil and effect the dissolution of Vehicle Systems Brazil Holdings LLC (“VSBH”), Vehicle Systems SA Holdings LLC (“VSSA Holdings”) and Vesper Comercio e Servicos Ltda. (“Vesper”) after VSBH, VSSA Holdings and Vesper have been and continue to be inactive (collectively, the “Compliance Actions”), STRATTEC hereby promises to the benefit of ADAC (i) to pay upon demand by ADAC one third (1/3) of all fees and expenses associated with or relating to the Compliance Actions, and (ii) to indemnify and hold ADAC harmless from and against one third (1/3) of any and all losses, costs and expenses (including reasonable attorneys’ fees) arising out of (x) any obligations of VAST with respect to VAST Brasil or VAST’s interests in VAST Brasil relating to the period on or before, or arising out of or relating to events occurring on or before, the date on which the distribution and assignment of VAST Brasil to ADAC becomes effective, and (y) any liability or obligation of any of the entities constituting VAST Brasil relating to the period on or before, or arising out of or relating to events occurring on or before the date on which the distribution and assignment of VAST Brasil to ADAC becomes effective.

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(b) STRATTEC undertakes to grant its consent to the sale and transfer of ADAC’s membership interests in VAST to WITTE pursuant to the ADAC Purchase Agreement and to waive its alleged rights of refusal and ‘come along’ right, each as set forth in the VAST Operating Agreement, and deliver executed counterparts thereof to WITTE no later than two (2) Business Days prior to the Closing.

(c) Each of STRATTEC and WITTE shall undertake to give all required approvals and make all required resolutions at or prior to Closing to allow VAST to enter into the Receivable Purchase Agreement on the Closing Date.

(d) STRATTEC shall undertake to enter into the VAST Korea Purchase Agreement and to consummate the transactions contemplated therein on the Closing Date and immediately after consummation of the ADAC Purchase Agreement. WITTE and STRATTEC shall undertake to use their influence as member of VAST to cause VAST to enter into such agreement and to consummate the transactions contemplated therein on the Closing Date and immediately after consummation of the ADAC Purchase Agreement. In case VAST has any indemnification obligations under the VAST Korea Purchase Agreement to STRATTEC or Buyer Indemnitees (as defined in the VAST Korea Purchase Agreement) that arise from (x) any inaccuracy in or breach of any of the representations and warranties of VAST contained in the VAST Korea Purchase Agreement or in any certificate or instrument to be delivered by or on behalf of VAST pursuant to the VAST Korea Purchase Agreement or (y) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by VAST prior to the Closing pursuant to the VAST Korea Purchase Agreement, STRATTEC shall indemnify and hold harmless VAST from any Losses incurred out of or in connection with such indemnification liability in an amount equal to applicable amount of Losses multiplied by STRATTEC’s Membership Share.

(e) STRATTEC and WITTE will provide each other such commercially reasonable support and will use its reasonable best efforts to obtain the consent of Minda-VAST to the extent required under the Minda-VAST joint venture with regards to the acquisition of VAST (and indirectly all of VAST’s interest in the) Minda-VAST shares by WITTE.

(f) On or before the Closing, STRATTEC and WITTE will enter into a mutually binding agreement in the form of Exhibit E (the “Cooperation Framework Agreement”) which will set forth the terms and conditions of, among other items, the following:

(i) the terms and conditions of their continued cooperation and the transition of the servicing of global customer product programs, including with respect to customer and employee non-solicitation obligations, confidentiality obligations, intellectual property ownership matters and continued supply arrangements related to production of products by the applicable Party or its Affiliate (including VAST or the VAST Parties) for the benefit of the other Party and its Affiliates, including, without limitation, (x) in VAST China, (y) for WITTE’s North American business and (z) for STRATTEC’s European business, all for a three (3) year period and

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through the end of the applicable product program contracted during such three (3) year period; and

(ii) STRATTEC’s continued support to VAST and to WITTE for the General Motors Company and Ford Motor Company product portfolios and programs for locksets, electronic steering column locks (ESCLs), latches and power product programs included in the VAST China 2022 5-Year Plan and under the Joint Development program for the Power Strut Liftgate, to the extent mutually agreed by STRATTEC, VAST and WITTE. STRATTEC and WITTE will each, in their respective area of responsibility according to past practice and for future business according to the VAST China 2022 5-Year Plan, continuously support the customer engineering & customer purchasing platforms of each other Party covered by such 5-Year Plan and try to convince together with their Affiliates (including with respect to WITTE, VAST and VAST China) and support the acquisition of the projects included in or related to the VAST China 2022 5-Year Plan. Current VAST Engineering, Development and Testing (ED&T) rules, including with respect to charges, will apply in connection with the provision of the foregoing support and engineering services during the time covered by such 5 year plan.

(g) STRATTEC and WITTE shall use commercially reasonable efforts and work in good faith to fully negotiate to the extent permissible, a mutually agreeable communication plan covering their shareholders, investors, customers, vendors, employees and internally among all the current VAST partners.

(h) WITTE will use its best reasonable efforts to transition the financial reporting/oversight for VAST from STRATTEC to WITTE promptly within one month following the Closing Date, and STRATTEC shall use its reasonable best efforts to cooperate and assist WITTE with such transition, which time period may be extended for up to three months upon mutual agreement of STRATTEC and WITTE.

(i) Following the Closing Date, without the prior written consent of VAST, STRATTEC shall have no right, title or interest in, and no right to use, license or exploit in any way, the name, brand, trademark or other intellectual property of VAST or any VAST Party; provided, however, that during the term of the Cooperation Framework Agreement, STRATTEC may refer, when engaging or interacting with its customers, vendors and employees, to VAST as a business partner of STRATTEC pursuant to which it has contractually secured the ability and right to have manufactured, produced and sold VAST products to its OEM customers (and to Tier 1 suppliers to such OEMs) under global product programs (specifically including China) when interacting and engaging with such customers, vendors and employees and with STRATTEC’s shareholders and investors. Exclusively for the aforementioned purposes, STRATTEC shall be entitled to continue to use the VAST name on its signage, including on company presentations, letterhead, websites, correspondence, business cards and in similar media during the term of the Cooperation Framework Agreement so long as it expressly states that STRATTEC is not an interest holder or owner of VAST or of any VAST Party by adding the supplement “Cooperating Partner of VAST” in each case it uses the VAST name. STRATTEC shall use its reasonable best efforts to remove any reference to the VAST name on its signage

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during a transition period of thirty six (36) months after the Closing Date (“Transition Period”). Without limiting the foregoing, during the Transition Period STRATTEC may use any VAST marketing materials it is in possession of at the Closing Date until such marketing materials are used up. Nothing of the above shall prevent WITTE from changing the name of VAST (whether globally or in a particular geographic region), provided that STRATTEC, in the event WITTE changes the name of VAST (whether globally or in a particular geographic region), may continue to refer to VAST and the newly changed name to use such names during the term of the Cooperation Framework Agreement in a manner consistent with the principles set forth in this Section 7.01(i). STRATTEC undertakes to rebrand the Korean branch taken over under the VAST Korea Purchase Agreement by eliminating any reference to “VAST” as soon as possible after the Closing Date, but in any event no later than three (3) months after the Closing Date. WITTE shall, when communicating with STRATTEC’s customers General Motors or Ford directly during the term of the Cooperation Framework Agreement regarding the terms of this Agreement or the Cooperation Framework Agreement, obtain STRATTEC's prior approval regarding the content of any such communication or disclosure to such customer regarding the terms of this Agreement or the Cooperation Framework Agreement, unless the information shared in such communication is already in the public domain or part of the communication already agreed upon between WITTE and STRATTEC at the time of the communication with such customer.

(j) Following the Closing Date, without the prior written consent of SPA, WITTE shall have no right, title or interest in, and no right to use, license or exploit in any way, the name, brand, trademark or other intellectual property of SPA or any SPA Party.

Section 7.02 Restrictive Covenants.

(a) Confidentiality. From and after the Closing, and except for disclosures permitted by Section 7.03 below, STRATTEC shall, and shall cause its Affiliates (including following the Closing, the SPA Parties) to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence, any and all information that would reasonably be considered confidential or proprietary, whether written, oral or any other form or medium, whether or not specifically labeled or identified as “confidential” concerning WITTE, VAST and their Affiliates and the terms of this Equity Restructuring Agreement, and the transactions contemplated hereby, except to the extent that such information (A) is or becomes generally available to and known by the public other than as a result of a breach of this Equity Restructuring Agreement by STRATTEC or its Affiliates; or (B) is lawfully acquired by STRATTEC, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited or otherwise restricted from disclosing such information by a legal, contractual or fiduciary obligation. If STRATTEC or any of its Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, STRATTEC shall, if legally permitted, promptly notify WITTE in writing so that WITTE may seek an appropriate protective order or waive compliance with the provisions of this Section 7.02(a). In the absence of a protective order or the

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receipt of a waiver hereunder, STRATTEC or its Affiliates shall disclose only that portion of such information which STRATTEC is advised by its counsel in writing is legally required to be disclosed, provided that STRATTEC shall use reasonable best efforts to obtain an order or other reasonable assurance (at WITTE’s cost and expense) that confidential treatment will be accorded such information.

(b) From and after the Closing, WITTE shall, and shall cause its Affiliates (including following the Closing, the VAST Parties), to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence, any and all information that would reasonably be considered confidential or proprietary, whether written, oral or any other form or medium, whether or not specifically labeled or identified as “confidential” concerning STRATTEC, SPA, and their Affiliates and the terms of this Equity Restructuring Agreement, and the transactions contemplated hereby, except to the extent that such information (A) is or becomes generally available to and known by the public other than as a result of a breach of this Equity Restructuring Agreement by WITTE or its Affiliates; or (B) is lawfully acquired by WITTE, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited or otherwise restricted from disclosing such information by a legal, contractual or fiduciary obligation. If WITTE or any of its Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, WITTE shall, if legally permitted, promptly notify STRATTEC in writing so that STRATTEC may seek an appropriate protective order or waive compliance with the provisions of this Section 7.02(b). In the absence of a protective order or the receipt of a waiver hereunder, WITTE or its Affiliates shall disclose only that portion of such information which WITTE is advised by its counsel in writing is legally required to be disclosed, provided that WITTE shall use reasonable best efforts to obtain an order or other reasonable assurance (at STRATTEC’s cost and expense) that confidential treatment will be accorded such information.

(c) Non-Disparagement. STRATTEC agrees that from and after the Closing Date, STRATTEC will not, and will cause each of its Affiliates not to, make, publish, or communicate any disparaging or defamatory comments regarding WITTE, the VAST Parties or their respective Affiliates (or their respective businesses, products or services), or their respective current or former direct or indirect equity holders or Representatives. WITTE agrees that, from and after the Closing Date, (i) WITTE will not, and will cause each of its Affiliates not to make, publish or communicate any disparaging or defamatory comments regarding STRATTEC, SPA or its Affiliates (or their respective businesses, products or services), or their respective current or former direct or indirect equity holders or Representatives.

(d) Acknowledgment. STRATTEC acknowledges that (i) WITTE and its Affiliates (including the VAST Parties) would be irreparably damaged if STRATTEC or any of its Affiliates were to breach any of the covenants set forth

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in Section 7.02(a) or Section 7.02(c), (ii) the covenants set forth in Section 7.02(a) and Section 7.02(c) are additional consideration of the agreements and covenants of WITTE, and WITTE would not have entered into this Equity Restructuring Agreement without such covenants and (iii) the restrictions contained in Section 7.02(a) and Section 7.02(c) are reasonable with respect to subject matter and time period.

WITTE acknowledges that (i) STRATTEC and its Affiliates would be irreparably damaged if WITTE or any of its Affiliates were to breach any of the covenants set forth in Section 7.02(b) and Section 7.02(c), (ii) the covenants set forth in Section 7.02(b) and Section 7.02(c) are additional consideration of the agreements and covenants of STRATTEC, and STRATTEC would not have entered into this Equity Restructuring Agreement without such covenants and (iii) the restrictions contained in Section 7.02(b) and Section 7.02(c) are reasonable with respect to subject matter and time period.

(e) Enforcement. If, at the time of enforcement of any of the covenants set forth in Section 7.02, a court determines that the restrictions stated herein are unreasonable under the circumstances then existing, then the Parties agree that such court shall be allowed to revise the restrictions contained herein to cover the period, scope or geographical area permitted by Law.

Section 7.03 Public Announcements.

Unless otherwise required by applicable Law, a stock exchange or securities commission and except the Parties may disclose the terms of this Equity Restructuring Agreement and the Ancillary Agreements to the extent necessary to obtain any required consents to enter into such agreements and perform the obligations of the Parties hereunder and thereunder, no Party shall make any public announcements in respect of this Equity Restructuring Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement. Notwithstanding the foregoing and subject to such customary obligations of confidentiality as each affected Party may reasonably require, the other Parties and their Affiliates may provide customary information in respect of the transaction (a) to their financing sources, including its current and prospective investors and partners, and (b) in connection with fundraising activities or fund performance reporting to current or prospective investors, lenders or partners. Notwithstanding anything herein to the contrary, at any time following the third (3rd) anniversary of the Closing Date, each of STRATTEC and WITTE shall be permitted to publicly disclose that such Party has its own independent global operations and is no longer in a joint venture with the other Party; provided, however, that such disclosures shall not include any public announcement of any other terms and conditions of this Equity Restructuring Agreement, except as otherwise permitted by this Section 7.03.

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Section 7.04 STRATTEC Release.

(a) STRATTEC, for itself and on behalf of its Affiliates, and any of their respective Representatives, members, equity holders, successors and permitted assigns (each, a “STRATTEC Releasing Party”), acknowledges and agrees that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of Action, it may ever had, now has or may have on or by reason of any matter, cause or fact whatsoever from the beginning of time through the Closing, against any of WITTE, the VAST Parties or any of their respective current or future Affiliates, or any of their respective former, current or future Representatives, members, equity holders, successors and permitted assigns (the “STRATTEC Released Parties”) relating to (a) the preparation, negotiation, execution or consummation of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the VAST Ancillary Agreements, the VAST Korea Purchase Agreement and any other document prepared in connection with this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the VAST Ancillary Agreements, the VAST Korea Purchase Agreement or the transactions contemplated hereby and thereby, (b) claims in respect of a breach by any member of VAST’s board of managers (or equivalent governing body) or its individual managers, and officers of their obligations or duties (including fiduciary duties) (including in connection with the negotiation and execution of the VAST Membership Interest Purchase Agreement, the VAST Ancillary Agreements and the VAST Korea Purchase Agreement and the consummation of the transactions contemplated hereby), (c) except for trade payables resulting from the ordinary course of business and except for customary VAST engineering, development and tooling charges arising in the ordinary course of business and payable by a Party in connection therewith, the VAST or the VAST Parties’ business, the operation of VAST, the VAST Parties or their businesses at or prior to the Closing, or (d) STRATTEC’s status as a holder of Sold VAST Membership Interests prior to the Closing (collectively, “STRATTEC Claims”) are hereby irrevocably released, forever discharged and waived by and on behalf of the STRATTEC Releasing Parties (the “STRATTEC Release”); provided, notwithstanding anything to the contrary in this Section 7.04, that the STRATTEC Release shall not include, and nothing in this Section 7.04 shall be construed to release, acquit, discharge or otherwise diminish, (i) any rights of any STRATTEC Releasing Party set forth in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, any VAST Ancillary Agreement, the VAST Korea Purchase Agreement or any VAST Korea Ancillary Agreement, and (ii) any rights of any STRATTEC Releasing Party to (x) any exculpation or indemnification, or any advancement or reimbursement of expenses in connection therewith, in such STRATTEC Releasing Party’s capacity as a current or former manager, director or officer of any STRATTEC Released Party pursuant to the Organizational Documents of any STRATTEC Released Party or (y) coverage under any director and officer policy, in each case, subject to the terms thereof.

(b) From and after the Closing Date, STRATTEC agrees not to, and agrees to cause each STRATTEC Releasing Party not to, assert any STRATTEC Claim with respect to the STRATTEC Release against the STRATTEC Released Parties, and with respect to such STRATTEC Claims, each STRATTEC Releasing Party hereby expressly waives any and all rights conferred upon such Person by any Law which provides that a release does

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not extend to claims which the claimant does not know or suspect to exist in its favor at the time of executing the STRATTEC Seller Release, which if known by it must have materially affected its settlement with the STRATTEC Released Party. STRATTEC hereby represents and warrants that it has access to adequate information regarding the terms of the STRATTEC Release, the scope and effect of the releases set forth herein, and all other matters encompassed by the STRATTEC Release to make an informed and knowledgeable decision with regard to entering into the STRATTEC Release and has not relied on the STRATTEC Released Parties in deciding to enter into the STRATTEC Release and has instead made its own independent analysis and decision to enter into the STRATTEC Release.

(c) From and after the Closing Date, STRATTEC agrees not to, and agrees to cause each STRATTEC Releasing Party not to, make any claim for indemnification against the STRATTEC Released Parties by reason of the fact that STRATTEC or any Affiliate of STRATTEC is or was an equity holder, member or Representative of the VAST Parties or any of their Affiliates or is or was serving at the request of the STRATTEC Released Parties or any of their Affiliates as a Representative of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise and whether such claim is pursuant to any Law, Organizational Document, Contract or otherwise) with respect to any Action brought by any of the WITTE Indemnitees against STRATTEC resulting from a breach or default in the performance by STRATTEC of any of its obligations under this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the VAST Ancillary Agreements and the VAST Korea Purchase Agreement, or applicable Law, and STRATTEC (on its own behalf and on behalf of its Affiliates) hereby acknowledges and agrees that it shall not have any claim or right to contribution or indemnity from the VAST Parties or any of their Affiliates with respect to any amounts paid by it pursuant to this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the VAST Ancillary Agreements and the VAST Korea Purchase Agreement.

(d) Each of the STRATTEC Released Parties is an express beneficiary of this Section 7.04.

Section 7.05 WITTE Release.

(a) WITTE, for itself and on behalf of its Affiliates, and any of their respective Representatives, members, equity holders, successors and permitted assigns (each, a “WITTE Releasing Party”), acknowledges and agrees that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of Action, it may ever had, now has or may have on or by reason of any matter, cause or fact whatsoever from the beginning of time through the Closing, against any of STRATTEC, the SPA Parties or any of their respective current or future Affiliates, or any of their respective former, current or future Representatives, members, equity holders, successors and permitted assigns (the “WITTE Released Parties”) relating to (a) the preparation, negotiation, execution or consummation of the SPA Membership Interest Purchase Agreement, the SPA Ancillary Agreements and any other document prepared in connection with the SPA Membership Interest Purchase Agreement, the SPA Ancillary Agreements

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or the transactions contemplated hereby and thereby, (b) claims in respect of a breach by any member of SPA’s board of managers (or equivalent governing body) or its individual managers, and officers of their obligations or duties (including fiduciary duties) (including in connection with the negotiation and execution of the SPA Membership Interest Purchase Agreement, the SPA Ancillary Agreements and the consummation of the transactions contemplated hereby), or (c) WITTE’s status as a holder of Sold SPA Membership Interests prior to the Closing (collectively, “WITTE Claims”) are hereby irrevocably released, forever discharged and waived by and on behalf of the WITTE Releasing Parties (the “WITTE Release”); provided, notwithstanding anything to the contrary in this Section 7.05, that the WITTE Release shall not include, and nothing in this Section 7.05 shall be construed to release, acquit, discharge or otherwise diminish, (i) any rights of any WITTE Releasing Party set forth in this Equity Restructuring Agreement, the SPA Membership Interest Purchase Agreement or any SPA Ancillary Agreement, and (ii) any rights of any WITTE Releasing Party to (x) any exculpation or indemnification, or any advancement or reimbursement of expenses in connection therewith, in such WITTE Releasing Party’s capacity as a current or former manager, director or officer of any WITTE Released Party pursuant to the Organizational Documents of any WITTE Released Party or (y) coverage under any director and officer policy, in each case, subject to the terms thereof.

(b) From and after the Closing Date, WITTE agrees not to, and agrees to cause each WITTE Releasing Party not to, assert any WITTE Claim with respect to the WITTE Release against the WITTE Released Parties, and with respect to such WITTE Claims, each WITTE Releasing Party hereby expressly waives any and all rights conferred upon such Person by any Law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in its favor at the time of executing the WITTE Seller Release, which if known by it must have materially affected its settlement with the WITTE Released Party. WITTE hereby represents and warrants that it has access to adequate information regarding the terms of the WITTE Release, the scope and effect of the releases set forth herein, and all other matters encompassed by the WITTE Release to make an informed and knowledgeable decision with regard to entering into the WITTE Release and has not relied on the WITTE Released Parties in deciding to enter into the WITTE Release and has instead made its own independent analysis and decision to enter into the WITTE Release.

(c) From and after the Closing Date, WITTE agrees not to, and agrees to cause each WITTE Releasing Party not to, make any claim for indemnification against the WITTE Released Parties by reason of the fact that WITTE or any Affiliate of WITTE is or was an equity holder, member or Representative of SPA or any of its Affiliates or is or was serving at the request of SPA or any of its Affiliates as a Representative of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise and whether such claim is pursuant to any Law, Organizational Document, Contract or otherwise) with respect to any Action brought by any of the STRATTEC Indemnitees against WITTE resulting from a breach or default in the performance by WITTE of any of its obligations under this Equity Restructuring Agreement, the SPA Membership Interest Purchase Agreement or any SPA Ancillary Agreement or applicable Law, and WITTE (on its own behalf and on behalf of its Affiliates) hereby acknowledges and agrees that it shall not have any claim or right to

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contribution or indemnity from the SPA Parties or any of their Affiliates with respect to any amounts paid by it pursuant to this Equity Restructuring Agreement, the SPA Membership Interest Purchase Agreement or the SPA Ancillary Agreements.

(d) Each of the WITTE Released Parties is an express beneficiary of this Section 7.05.

Section 7.06 Further Assurances.

Subject to the terms and conditions of this Equity Restructuring Agreement, from time to time after the Closing, each Party shall execute and deliver all such instruments of sale, transfer, conveyance, assignment, confirmation, provide such materials and information, and take, and cause to be taken, all such other actions as any other Party, respectively, may reasonably request in order to effect, consummate, confirm or evidence the transactions contemplated by this Equity Restructuring Agreement and the Ancillary Agreements and carry out the purposes of this Equity Restructuring Agreement and the Ancillary Agreements.

ARTICLE 8
TERMINATION

Section 8.01 Termination.

This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of STRATTEC and WITTE;

(b) by STRATTEC or WITTE by written notice to the respective other party in the event that any of the conditions specified in Section 4.02 (other than those to be performed by the terminating party) have not been satisfied or properly waived prior to August 31, 2023.

(c) by WITTE by written notice to STRATTEC if WITTE (or one of its Affiliates or Representatives) is not then in material breach of any provision of this Equity Restructuring Agreement or any of the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by STRATTEC pursuant to this Equity Restructuring Agreement or any of the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement, that would give rise to the failure of any of the conditions specified in Section 4.02 and such breach, inaccuracy or failure has not been cured by STRATTEC within ten (10) days of STRATTEC’s receipt of written notice of such breach from WITTE or if the WITTE Board has not approved, which approval shall be in the sole discretion of the WITTE Board, by way of board resolution the execution of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement by WITTE and the transactions set forth in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, and the SPA Membership Interest Purchase Agreement on or before June 30, 2023.

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(d) by STRATTEC by written notice to WITTE if STRATTEC (or one of its Affiliates or Representatives) is not then in material breach of any provision of this Equity Restructuring Agreement or any of the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by WITTE pursuant to this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement or the SPA Membership Interest Purchase Agreement that would give rise to the failure of any of the conditions specified in Section 4.02 and such breach, inaccuracy or failure has not been cured by WITTE within ten (10) days of WITTE’s receipt of written notice of such breach from STRATTEC or if the STRATTEC Board has not approved, which approval shall be in the sole discretion of the STRATTEC Board, by way of board resolution the execution of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement and the transactions set forth in this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement.

(e) by any Party in the event that (i) there shall be any Law that makes the consummation of the transactions contemplated by this Equity Restructuring Agreement illegal or otherwise prohibited or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement or the VAST Korea Purchase Agreement and such Governmental Order shall have become final and non-appealable.

Section 8.02 Effect of Termination.

In the event of the termination of this Equity Restructuring Agreement in accordance with this ARTICLE 8, this Equity Restructuring Agreement and any of the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) as set forth in this ARTICLE 8, Section 7.02 (Restrictive Covenants) and ARTICLE 9; and

(b) that nothing herein shall relieve any party hereto from liability for any willful or intentional breach of any material provision hereof.

ARTICLE 9
MISCELLANEOUS

Section 9.01 Expenses.

Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Equity Restructuring Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

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Section 9.02 Notices.

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with no evidence of failed transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to STRATTEC:	STRATTEC SECURITY CORPORATION 3333 West Good Hope Road Milwaukee, Wisconsin 53209 Attention: Frank J. Krejci, President and CEO Email: fkrejci@strattec.com
with copy (which shall not constitute notice) to:	Reinhart Boerner Van Deuren s.c. N16 W23250 Stone Ridge Drive, Suite 1 Waukesha, WI 53188 Attention: Eric P. Hagemeier E-mail: ehagemeier@reinhartlaw.com

If to WITTE:	WITTE Automotive GmbH Höferstr. 3-15 42551 Velbert, Germany Attention: Rainer Gölz, Chief Executive Officer Email: rainer.goelz@witte-automotive.de
with copy (which shall not constitute notice) to:	McDermott Will & Emery LLP Stadttor 1 40219 Düsseldorf, Germany Attention: Dr. Matthias Kampshoff Email: mkampshoff@mwe.com

Section 9.03 Interpretation.

For purposes of this Equity Restructuring Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive and has the inclusive meaning “and/or”; (c) the words “this Equity Restructuring Agreement,” “herein,” “hereof,” “hereby,” “hereto” and “hereunder” and words of similar import refer to this Equity Restructuring Agreement, for the avoidance of doubt including the Exhibits hereto, as a whole and not to any particular clause or other subdivision thereof unless

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expressly so limited or the context provides for otherwise (whether expressly or implied), and the words “this Section,” “this clause,” and words of similar import, refer only to the Section, clause or other subdivision hereof in which such words occur; (d) the words “furnished,” “made available to” or words of similar import mean that all such documents have been provided to another party at least two Business Days prior to the Closing, unless provided for otherwise in the specific provision of this Equity Restructuring Agreement; (e) the phrases “ordinary course” or “ordinary course of business” when used with respect to any Person means taking or refraining to take any action, if such action by such Person is (i) consistent in all material respects with the past practices of such Person and is taken in the ordinary course of the operations of such Person and in accordance with applicable Law or (ii) consistent in all material respects with the then-current ordinary course operations of similarly situated Persons operating in the industries and markets in which the such Person operates, solely to the extent that any such action is taken in response to required or recommended quarantines, shutdowns, interruptions, travel restrictions, or similar guidelines, in each case, issued by a Governmental Authority or related to or resulting from any epidemic, pandemic or other public health emergency is inconsistent in any material respect with past practices of such Person or its ordinary course operation; (f) pronouns in masculine, feminine or neuter genders shall be construed to include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, in each case, unless the context otherwise requires; and (g) except as expressly provided otherwise herein, all accounting terms used but not defined herein shall have the meanings given to them under GAAP. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Equity Restructuring Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Equity Restructuring Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Equity Restructuring Agreement to the same extent as if they were set forth verbatim herein.

Section 9.04 Headings.

The headings in this Equity Restructuring Agreement are for reference only and shall not affect the interpretation of this Equity Restructuring Agreement.

Section 9.05 Severability.

If any term or provision of this Equity Restructuring Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Equity Restructuring Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Equity Restructuring Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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Section 9.06 Entire Agreement.

This Equity Restructuring Agreement and the Ancillary Agreements constitute the sole and entire agreement of the parties to this Equity Restructuring Agreement and the Ancillary Agreements, respectively, with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Equity Restructuring Agreement and those in the Ancillary Agreements, the Exhibits and Schedules, the statements in the body of this Equity Restructuring Agreement will control.

Section 9.07 Successors and Assigns.

This Equity Restructuring Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 9.08 No Third-Party Beneficiaries.

Except as provided in Section 7.01(a), Section 7.02, Section 7.04, Section 7.05, and Section 9.09 of this Equity Restructuring Agreement, and ARTICLE 4 of the VAST Membership Interest Purchase Agreement as well as ARTICLE 4 of the SPA Membership Interest Purchase Agreement, this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement.

Section 9.09 No Recourse.

All causes of Action (whether in contract or in tort, in equity or at law, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Equity Restructuring Agreement, or the negotiation, preparation, execution, delivery, performance or breach of this Equity Restructuring Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Equity Restructuring Agreement), may be brought only against (and are those solely of) the Persons that are expressly identified as Parties in the preamble of this Equity Restructuring Agreement or that execute and deliver this Equity Restructuring Agreement or any other Ancillary Agreement (each, a “Contracting Party”). No Person who is not a Contracting Party, including any past, present or future direct or indirect equity holder, Affiliate or Representative of such Contracting Party or any Affiliate or Representative of any of the foregoing (the “Non-Recourse Party”), shall have any liability or other obligation (whether in contract or in tort, in equity or at law, or granted by statute) for any cause of Action arising under, out of, in connection with, or related in any manner to this

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Equity Restructuring Agreement or based on, in respect of, or by reason of this Equity Restructuring Agreement or its negotiation, preparation, execution, delivery, performance, or breach; and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such causes of Action against any such Non-Recourse Party. Without limiting the generality of the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all causes of Action that may otherwise be brought in equity or at law, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability or other obligation of any Contracting Party on any Non-Recourse Party, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Equity Restructuring Agreement or any representation or warranty made in, in connection with, or as an inducement to this Equity Restructuring Agreement. Non-Recourse Parties are expressly intended as third-party beneficiaries of this provision of this Equity Restructuring Agreement. In the event that any provision of this Equity Restructuring Agreement provides that a party hereto shall cause its Affiliates or any other Persons to take any action (or refrain from taking any action) or otherwise purports to be binding on such party’s Affiliates or such other Persons, such party shall be liable for any breach of such provision by any such Affiliate or other Person.

Section 9.10 Amendment and Modification; Waiver.

This Equity Restructuring Agreement (including, for the avoidance of doubt, the VAST Membership Interest Purchase Agreement and the SPA Membership Interest Purchase Agreement) may only be amended, modified, or supplemented by an agreement in writing signed by all Parties. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Equity Restructuring Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 9.11 Governing Law; Jurisdiction; Mediation; Waiver of Jury Trial.

(a) This Equity Restructuring Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b) Except as hereinafter provided in this Section 9.11(b), all claims, controversies, differences, or disputes between or among the parties hereto arising from or relating to this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, the SPA Membership Interest Purchase Agreement and any of the Ancillary Agreements, including claims by one party that another party or parties hereto have failed

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to perform any of their obligations hereunder or thereunder (collectively, “Agreement Disputes”), shall be resolved as follows

(i) Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a facilitative mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice (a “Dispute Notice”), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois or at such other place or remotely as the Parties may mutually agree upon in writing, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the “AAA”) in effect on the date of this Equity Restructuring Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Unless otherwise agreed by the parties, such mediation shall be facilitated by a neutral facilitator reasonably acceptable to the parties and shall require the parties to fully articulate the positions they would expect to advance in any litigation of the same Agreement Dispute, to discuss with each other in good faith their respective positions, and to make commercially reasonable efforts to resolve the Agreement Dispute. All mediation communications shall be deemed settlement discussions under applicable state and federal rules of evidence. Except as agreed by the parties to the Agreement Dispute, the facilitator shall keep confidential all information disclosed during negotiations. The facilitator shall not act as a witness for either party in any subsequent arbitration or other legal proceedings between the parties. Any period of limitation applicable to the Agreement Dispute shall be tolled from the date on which the request for facilitative mediation is made to the date which is sixty (60) days after the termination of the facilitative mediation. Each Party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

(ii) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances in the manner provided herein.

(iii) Attorney Fees and Other Costs. Each party to any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall pay its own fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

(iv) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Equity Restructuring Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or

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federal courts of Delaware as provided in this Equity Restructuring Agreement, without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party’s rights or ability to seek such monetary award or relief in another action or proceeding.

(c) SUBJECT TO Section 9.11(b), ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS EQUITY RESTRUCTURING AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS EQUITY RESTRUCTURING AGREEMENT, OR THE ANCILLARY AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS EQUITY RESTRUCTURING AGREEMENT, THE OTHER ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS EQUITY RESTRUCTURING AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS EQUITY RESTRUCTURING AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.11(d).

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Section 9.12 Specific Performance.

The Parties agree that irreparable damage would occur if any provision of this Equity Restructuring Agreement, the VAST Membership Interest Purchase Agreement, or the SPA Membership Interest Purchase Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 9.13 Counterparts.

This Equity Restructuring Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Equity Restructuring Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Equity Restructuring Agreement.

Section 9.14 Relationship of Parties.

Nothing contained in this Equity Restructuring Agreement shall, or shall be deemed to, constitute a partnership, joint venture or agency agreement among any of STRATTEC, WITTE or any of their respective Affiliates.

Section 9.15 English Language.

This Equity Restructuring Agreement has been written and executed in the English language. All questions of construction arising under this Equity Restructuring Agreement shall be resolved through reference to the executed instrument in English whether or not counterparts hereof are written and/or executed in another language.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Equity Restructuring Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

STRATTEC: STRATTEC SECURITY CORPORATION By: __/s/ Frank J. Krejci________________ Name: Frank J. Krejci Title: President and Chief Executive Officer
WITTE: WITTE AUTOMOTIVE GMBH By: __/s/ Rainer Gölz___________________ Name: Rainer Gölz Title: Chief Executive Officer

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EXHIBIT A
VAST MEMBERSHIP INTEREST PURCHASE AGREEMENT

This VAST Membership Interest Purchase Agreement dated as of June 30, 2023, is made by and among STRATTEC and WITTE.

RECITALS

WHEREAS, this VAST Membership Interest Purchase Agreement forms Exhibit A to that certain Equity Restructuring Agreement entered into by and among STRATTEC and WITTE and is entered into simultaneously with such Equity Restructuring Agreement without further execution of this VAST Membership Interest Purchase Agreement being required.

WHEREAS, capitalized terms used but not defined in this VAST Membership Interest Purchase Agreement shall have the meaning ascribed to such terms in the Equity Restructuring Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements in this VAST Membership Interest Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the STRATTEC and WITTE hereby agree as follows:

Article 5 INDEMNIFICATION	53
Article 6 MISCELLANEOUS	53

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Article 1
PURCHASE AND SALE

Section 1.01 Purchase and Sale.

Subject to the terms and conditions set forth herein, at the Closing, STRATTEC shall sell, transfer, assign and convey to WITTE, and WITTE shall purchase, the Sold VAST Membership Interests, including all of STRATTEC’s rights, title, and interest therein, free and clear of all Encumbrances (other than compliance with applicable transfer limitations or requirements imposed under applicable foreign, federal (U.S.) and state securities laws) for the consideration specified in Section 1.02. Upon and following the Closing, STRATTEC shall cease to own the Sold VAST Membership Interests and shall cease to be a member of VAST or have any right or obligation under the limited liability company or operating agreement of VAST. For the avoidance of doubt, but subject to Section 7.04 of the Equity Restructuring Agreement, unless otherwise agreed by the applicable parties, the consummation of the transactions contemplated by this VAST Membership Purchase Agreement shall not release STRATTEC from any obligations it may have to VAST or WITTE under this VAST Membership Purchase Agreement, the Ancillary Agreements or any other agreement or document to which it is bound.

Section 1.02 Purchase Price.

(a) The aggregate purchase price for the Sold VAST Membership Interests (the “VAST Purchase Price”) shall be equal to $24,263,000.

(b) At the Closing, the VAST Purchase Price shall be partially offset with immediate effect against

(i) the SPA Purchase Price due WITTE;

(ii) the VAST Korea Purchase Price; and

(iii) the Additional STRATTEC Payment.

The remainder of the VAST Purchase Price minus the Chinese Withholding Tax Amount (as defined below) shall be paid at the Closing by wire transfer of immediately available funds to the account(s) designated in writing by STRATTEC to WITTE (the “Closing Date Payment”).

Section 1.03 Transactions to be Effected at the Closing.

(a) At the Closing, WITTE shall deliver or shall cause to be delivered to STRATTEC:

(i) The Closing Date Payment.

(ii) All other agreements, documents, instruments or certificates required to be delivered by WITTE with regard to the sale and purchase of the Sold VAST Membership Interests at or prior to the Closing pursuant to Section 4.02 of the Equity Restructuring Agreement.

(b) At the Closing, STRATTEC shall deliver to WITTE:

(i) An assignment of the Sold VAST Membership Interests to WITTE in form and substance reasonably satisfactory to WITTE (the “VAST Assignment”), duly executed by STRATTEC.

(ii) A properly completed, duly executed and currently effective IRS Form W-9.

(iii) Evidence of the release or termination of all Liens (other than Permitted Liens) encumbering the Sold VAST Membership Interests.

(iv) All agreements, documents, instruments or certificates required to be delivered by STRATTEC with regard to the sale and purchase of the Sold VAST Membership Interests at or prior to the Closing pursuant to Section 4.02 of the Equity Restructuring Agreement.

Section 1.04 Withholding Tax.

WITTE shall be entitled to deduct and withhold from the VAST Purchase Price all Taxes that WITTE and VAST may be required to deduct and withhold under any provision of applicable Law with respect to the making of such payment after taking into account any Tax form or certificate provided by STRATTEC to WITTE (i.e., a W-9, a certificate delivered pursuant to Section 1445 of the Code or any similar certificate related to withholding obligations of a Party). If WITTE determines that Tax withholding is required pursuant to this Section, unless STRATTEC has proven to the reasonable discretion of WITTE that no such Tax liability exists or such Tax liability has already been comprehensively indicated or provided for by STRATTEC -, WITTE shall provide notice thereof to STRATTEC promptly following such determination, and such notice shall include the applicable authority under which such withholding is required. WITTE shall reasonably cooperate with STRATTEC to lawfully avoid or minimize any Tax withholding from the consideration payable pursuant to this Agreement. All such withheld amounts shall be treated as delivered to STRATTEC hereunder. STRATTEC confirms to WITTE that no withholding Tax payable to the US Tax authorities applies in connection with the sale and transfer of the Sold VAST Membership Interests from STRATTEC to WITTE in accordance with this Agreement.

Article 2
REPRESENTATIONS AND WARRANTIES OF STRATTEC

STRATTEC represents and warrants to WITTE that the statements contained in this Article are true and correct on the date hereof and will be true and correct as of the Closing Date.

Section 2.01 Sold VAST Membership Interests.

(a) The Sold VAST Membership Interests constitute one-third (1/3) of the total issued and outstanding limited liability company membership interests in VAST. The Sold VAST Membership Interests have been duly authorized and are validly issued, fully paid and non-assessable. Upon consummation of the transactions contemplated by this VAST

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Membership Interest Purchase Agreement, WITTE shall own all of the Sold VAST Membership Interests, free and clear of all Encumbrances (other than those, if any, imposed under the VAST Operating Agreement or under applicable transfer limitations or requirements imposed under foreign, federal (U.S.) and state securities laws), and STRATTEC shall cease to own the Sold VAST Membership Interests or to be a member of VAST.

(b) The Sold VAST Membership Interests were issued in compliance with applicable Laws and were not issued in violation of the Organizational Documents of VAST or any other agreement, arrangement, or commitment to which VAST is a party and are not subject to or in violation of any preemptive or similar rights of any Person.

(c) There are no outstanding or authorized options, calls, warrants, convertible securities or other rights (including any right of first refusal or preemptive rights), agreements, arrangements or commitments of any character relating to the Sold VAST Membership Interests obligating STRATTEC to sell the Sold VAST Membership Interests or any rights therein or otherwise encumbering the Sold VAST Membership Interests, except as may be included in the VAST Operating Agreement. Other than as set forth in the Organizational Documents of VAST, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Sold VAST Membership Interests.

(d) To STRATTEC’s Knowledge, VAST does not have claims against STRATTEC resulting from a breach by STRATTEC of any of its obligations to VAST under the VAST Operating Agreement.

Section 2.02 No Conflicts; Consents.

Except for restrictions imposed under the VAST Operating Agreement, the execution, delivery and performance by STRATTEC of this VAST Membership Purchase Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of STRATTEC or, to STRATTEC’s Knowledge, any provision of the Organizational Documents of VAST or any of its Subsidiaries; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to STRATTEC; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract relating to the Sold VAST Membership Interests to which STRATTEC is a party, or by which STRATTEC is bound, or (d) result in the creation or imposition of any Encumbrance other than Permitted Liens on the Sold VAST Membership Interests.

Section 2.03 Taxes.

(a) STRATTEC has duly and timely paid all Taxes owed by it with respect to the Sold VAST Membership Interests that are due and payable on or before the Closing Date

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(taking into account timely filed extensions), other than Taxes that are being contested in good faith by appropriate proceedings.

(b) There are no Liens relating or attributable to Taxes encumbering the Sold VAST Membership Interests nor, to STRATTEC’s Knowledge, is any Taxing Authority in the process of imposing any Lien for Taxes on the Sold VAST Membership Interests, other than Permitted Liens.

(c) STRATTEC (solely in respect of the Sold VAST Membership Interests) is in compliance in all material respects with all applicable information reporting and Tax withholding, collection, deduction, and similar requirements under applicable Laws, including the tax filing or voluntary reporting (as applicable) with respect to PN7 as provided in Section 4.02.

(d) STRATTEC has not received from any Taxing Authority any written notice to assess or assert any deficiency or assessment, or proposed in writing any adjustment or examination, with respect to any Taxes with respect to the Sold VAST Membership Interests that has not been fully resolved or paid. There are no pending or, to STRATTEC’s Knowledge, threatened audits, examinations or similar proceedings in respect of Taxes with respect to the Sold VAST Membership Interests.

Article 3
REPRESENTATIONS AND WARRANTIES OF WITTE

WITTE represents and warrants to STRATTEC that the statements contained in this Article are true and correct on the date hereof and will be true and correct as of the Closing Date.

Section 3.01 No Conflicts; Consents.

The execution, delivery and performance by WITTE of this VAST Membership Purchase Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of WITTE; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to WITTE; or (c) require the consent, notice or other action by any Person under any Contract to which WITTE is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to WITTE in connection with the execution and delivery of this VAST Membership Purchase Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby.

Section 3.02 Investment Purpose.

WITTE (a) is acquiring the Sold VAST Membership Interests for its own account and not with a view to distribution, (b) is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended, (c) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Sold VAST Membership Interests and is able financially to bear the risks thereof and (d)

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understands that the Sold VAST Membership Interests will, upon purchase, be characterized as “restricted securities” under state and federal securities Laws and that under such Laws the Sold VAST Membership Interests may be resold without registration under such Laws only in certain limited circumstances.

Section 3.03 Sufficiency of Funds.

WITTE has sufficient funds available to enable it to make payment of the Closing Date Payment as and when due and to consummate the transactions contemplated by this VAST Membership Purchase Agreement.

Article 4
TAX MATTERS

Section 4.01 Tax Covenants.

Subject to Section 4.02, all transfer, documentary, sales, use, stamp, registration, value added and other similar Taxes and fees (including any penalties and interest) incurred in connection with this VAST Membership Purchase Agreement and the VAST Ancillary Agreements (including any real property transfer Tax and any other similar Tax) (collectively, “VAST Transfer Taxes”) shall be borne and paid when due by the Party that bears responsibility for such Taxes under applicable Laws. Each Party shall, at its own expense, timely file any Tax Return or other document with respect to such Transfer Taxes or fees required by applicable Law to be paid and filed by such Person (and each Party shall, and shall, to the extent legally possible, use its rights and powers on behalf of its Affiliates to cause its Affiliates (including with respect to WITTE, VAST, to reasonably cooperate with respect thereto). WITTE shall cause VAST (a) to close its books for Tax purposes as of the Closing Date (provided, however, that with respect to each of VAST Brasil, VAST China and Minda-VAST, such closing of the books shall be as of the Early Effective Date) and (b) to distribute to STRATTEC as soon as reasonably practical following the Closing Date any Tax Distribution (as such term is defined in the VAST Operating Agreement) to which STRATTEC is entitled with respect to the period of its ownership of the Sold VAST Membership Interests.

Section 4.02 Tax Matters China

With regard to tax matters in China in particular, STRATTEC shall be responsible for the Tax filing(s) in the People’s Republic of China (“PRC”) in connection with the transactions set out in this VAST Membership Interest Purchase Agreement. STRATTEC undertakes to make such Tax filing(s) and report the purchase and sale of the Sold VAST Membership Interest provided in this VAST Membership Interest Purchase Agreement pursuant to Article 9 of PN7 (defined below) in an applicable province of the PRC within 30 calendar days after signing of this Agreement (the “PN7 Filing”). STRATTEC shall assess in accordance with Announcement of the State Taxation Administration [2015] No. 7 (“PN7”), and, in the event that the transactions set out in this VAST Membership Interest Purchase Agreement triggers capital gains tax liability in the PRC under PN7, STRATTEC shall settle the tax payment accordingly, and provide to WITTE a copy of the respective tax filing(s), a copy of the tax payment certificate and a copy of all documents in relation to tax assessment, filing and settlement as soon as they are available, including all relevant

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documents prepared by third parties such as valuation reports, external assessments, etc. In the event that the transactions set out in this VAST Membership Interest Purchase Agreement do not trigger capital gains tax liability in the PRC under PN7, STRATTEC shall perform voluntary reporting to the competent tax authorities, and provide a copy of such voluntary reporting as well as a copy of all documents in relation to such voluntary reporting to WITTE as soon as they are available, including all relevant documents prepared by third parties such as valuation reports, external assessments, etc. STRATTEC warrants to WITTE at any time any capital gains tax as well as respective late payment surcharges and penalties in the PRC triggered by the transactions set out in this VAST Membership Interest Purchase Agreement if so imposed on WITTE or VAST or the VAST Parties and agrees to reimburse in full without undue delay. Such warranty is not reduced, waived or otherwise negatively affected by the concept of the Early Effective Date and covers any capital gains taxes even though PRC’s tax authorities may refer to the Closing Date instead of the Early Effective Date. The Parties agree that WITTE is entitled to withhold an amount of USD $2,000,000 from the VAST Purchase Price with respect to the expected capital gains tax payable to the PRC Tax authorities as a consequence of the transaction contemplated hereunder (“Chinese Withholding Tax Amount”). The Chinese Withholding Tax Amount shall be deposited at Closing by WITTE in a segregated bank account established by WITTE for the sole purpose of holding such amount to ensure STRATTEC makes the PN7 Filing and WITTE shall provide STRATTEC reasonable evidence at Closing of such deposit. Such Chinese Withholding Tax Amount shall not be intermingled with other WITTE funds or accounts and shall not be subject to offset or set off rights by WITTE nor shall it be used by WITTE for any purpose, whether for commercial purposes, for funding of claims or fees related to the transactions contemplated hereby, for covering any force majeure event or for any other purpose, and shall serve for WITTE solely as security to ensure STRATTEC completes the PN7 Filing. WITTE shall pay the Chinese Withholding Tax Amount within five calendar days to STRATTEC after STRATTEC (or its Tax advisor) has furnished a copy of the PN7 Filing to WITTE (along with evidence of the submission of such filing to the applicable Chinese provincial Tax authorities) by wire transfer of immediately available funds to the account designated in writing by STRATTEC to WITTE. In the event WITTE fails to pay the Chinese Withholding Tax Amount to STRATTEC when due, as liquidated damages and not as a penalty, it shall pay STRATTEC $10,000 (USD) for each day that such payment is delayed after the due date hereunder.

Section 4.03 Tax Indemnification.

(a) Except as otherwise provided in this VAST Membership Purchase Agreement, STRATTEC shall indemnify VAST Parties, WITTE, and each WITTE Indemnitee and hold them harmless from and against any Losses arising out of or resulting from: (i) any Taxes arising out of or resulting from the breach or inaccuracy of any representation or warranty set forth in Section 2.03 (including any Taxes owed by STRATTEC as a result of STRATTEC owning the Sold VAST Membership Interests on or before the Closing Date); (ii) any Taxes arising out of or resulting from the breach or violation of, any covenant or warranty set forth in this ARTICLE 4 (including any Transfer Taxes and capital gains taxes for which STRATTEC is liable); and (iii) any Taxes (as finally determined) for any taxable period ending on or before the Closing Date or, in the case of a taxable period beginning on or before the Closing Date and ending after the Closing Date, the portion of such taxable period that includes the Closing Date, that are either (A) allocable to the Sold VAST Membership Interests or (B) required to be paid by

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WITTE (as a result of a “push-out” election), in each case, resulting from a final partnership adjustment imposed on VAST by the IRS pursuant to the partnership audit rules of Section 6221 et. seq. of the Code (including, for the avoidance of doubt, in the case of each of clauses (i) through (iii) of this Section 4.03(a), any such Taxes arising from any Tax audit or similar proceeding).

(b) Except as otherwise provided in this VAST Membership Purchase Agreement, WITTE shall indemnify STRATTEC and each STRATTEC Indemnitee and hold them harmless from and against any Losses arising out of or resulting from: (i) any Taxes arising out of or resulting from the breach or violation of, any covenant set forth in this ARTICLE 4 (including any Transfer Taxes for which WITTE is liable); and (ii) any Taxes (as finally determined) for any taxable period ending on or before the Closing Date or, in the case of a taxable period beginning on or before the Closing Date and ending after the Closing Date, the portion of such taxable period that includes the Closing Date, that are either (A) allocable to the portion of the VAST limited liability company membership interests that are not Sold VAST Membership Interests or (B) required to be paid by WITTE with respect to such VAST limited liability company membership interests that are not Sold VAST Membership Interests (as a result of a “push-out” election), in each case, resulting from a final partnership adjustment imposed on VAST by the IRS pursuant to the partnership audit rules of Section 6221 et. seq. of the Code (including, for the avoidance of doubt, in the case of each of clauses (i) and (ii) of this Section 4.03(b), any such Taxes arising from any Tax audit or similar proceeding).

Section 4.04 Cooperation and Exchange of Information.

STRATTEC and WITTE shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE 4 or in connection with any audit or other proceeding in respect of Taxes of the VAST Parties with respect to any taxable period beginning before the Closing Date. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by Taxing Authorities. Each of STRATTEC and WITTE shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of VAST Parties for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective taxable periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the VAST Parties for any taxable period beginning before the Closing Date, STRATTEC and WITTE (as the case may be) shall provide the other party with reasonable written notice and offer the other party the opportunity to take custody of such materials. Any information obtained under this Section 4.04 shall be kept confidential, except (i) as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting or defending an audit, examination, litigation or other Action, (ii) with the consent of the Parties, as the case may be or (iii) as required by applicable Law. Notwithstanding the above, STRATTEC and WITTE, as applicable, shall not be required under this Section 4.04 or any other provision of this VAST Membership Interest Purchase Agreement (x) to provide to other Parties

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any Tax Return of STRATTEC or any of its Affiliates, or of WITTE or any of its Affiliates, respectively (in each case, other than the VAST Parties of which they may be in possession) and (y) neither WITTE nor STRATTEC shall be required under this Section 4.04 to provide to the other party any information that is privileged if the disclosure of such information is reasonably expected to result in the loss of such privilege.

Section 4.05 Survival.

Notwithstanding anything in this VAST Membership Purchase Agreement to the contrary, the provisions of Section 2.03 and this ARTICLE 4 shall survive for the full period of all applicable limitations periods (giving effect to any waiver, mitigation or extension thereof) plus 30 days.

Section 4.06 Overlap.

To the extent that any obligation or responsibility pursuant to ARTICLE 6 of the Equity Restructuring Agreement or any provision of this VAST Membership Interest Purchase Agreement may overlap with an obligation or responsibility pursuant to this ARTICLE 4, the provisions of this ARTICLE 4 shall govern.

Article 5
INDEMNIFICATION

ARTICLE 6 (INDEMNIFICATION) of the Equity Restructuring Agreement shall apply mutatis mutandis to this VAST Membership Interest Purchase Agreement.

Article 6
MISCELLANEOUS

ARTICLE 9 (MISCELLANEOUS) of the Equity Restructuring Agreement shall apply mutatis mutandis to this VAST Membership Interest Purchase Agreement.

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EXHIBIT B
SPA MEMBERSHIP PURCHASE AGREEMENT

This SPA Membership Interest Purchase Agreement dated as of June 30, 2023, is made by and among WITTE and STRATTEC.

RECITALS

WHEREAS, this SPA Membership Interest Purchase Agreement forms Exhibit B to that certain Equity Restructuring Agreement entered into by and among WITTE and STRATTEC and is entered into simultaneously with such Equity Restructuring Agreement without further execution of this SPA Membership Interest Purchase Agreement being required.

WHEREAS, capitalized terms used but not defined in this SPA Membership Interest Purchase Agreement shall have the meaning ascribed to such terms in the Equity Restructuring Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements in this SPA Membership Interest Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WITTE and STRATTEC hereby agree as follows:

Article 5 INDEMNIFICATION	62
Article 6 MISCELLANEOUS	62

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Article 1
PURCHASE AND SALE

Section 1.01 Purchase and Sale.

Subject to the terms and conditions set forth herein, at the Closing, WITTE shall sell, transfer, assign and convey to STRATTEC, and STRATTEC shall purchase, the Sold SPA Membership Interests, including all of WITTE’s rights, title, and interest therein, free and clear of all Encumbrances (other than compliance with applicable transfer limitations or requirements imposed under applicable foreign, federal (U.S.) and state securities laws) for the consideration specified in Section 1.02. Upon and following the Closing, WITTE shall cease to own the Sold SPA Membership Interests and shall cease to be a member of SPA or have any right or obligation under the limited liability company agreement of SPA. For the avoidance of doubt, but subject to Section 7.05 of the Equity Restructuring Agreement, unless otherwise agreed by the applicable parties, the consummation of the transactions contemplated by this SPA Membership Purchase Agreement shall not release WITTE from any obligations it may have to SPA or STRATTEC under this SPA Membership Purchase Agreement, the Ancillary Agreements or any other agreement or document to which it is bound.

Section 1.02 Purchase Price.

(a) The aggregate purchase price for the Sold SPA Membership Interests (the “SPA Purchase Price”) shall be equal to $4,600,000.

(b) At the Closing, the SPA Purchase Price shall be offset with immediate effect against the VAST Purchase Price.

(c) At the Closing, STRATTEC shall pay an amount of $500,000.00 to WITTE (the “Additional STRATTEC Payment”), which shall be offset with immediate effect against the VAST Purchase Price due STRATTEC. WITTE and STRATTEC agree that SPA will not be required to pay any dividends or make any distributions to its members for fiscal year 2023 prior to Closing.

Section 1.03 Transactions to be Effected at the Closing.

(a) At the Closing, STRATTEC shall deliver or shall cause to be delivered to WITTE all agreements, documents, instruments or certificates required to be delivered by STRATTEC with regard to the sale and purchase of the Sold SPA Membership Interests at or prior to the Closing pursuant to Section 4.02 of the Equity Restructuring Agreement.

(b) At the Closing, WITTE shall deliver to STRATTEC:

(i) An assignment of the Sold SPA Membership Interests to STRATTEC in form and substance reasonably satisfactory to STRATTEC (the “SPA Assignment”), duly executed by WITTE.

(ii) A properly completed, duly executed and currently effective IRS Form W-8 applicable to WITTE.

(iii) Evidence of the release or termination of all Liens (other than Permitted Liens) encumbering the Sold SPA Membership Interests.

(iv) All agreements, documents, instruments or certificates required to be delivered by WITTE with regard to the sale and purchase of the Sold SPA Membership Interests at or prior to the Closing pursuant to Section 4.02 of the Equity Restructuring Agreement.

Section 1.04 Withholding Tax.

(a) STRATTEC shall be entitled to deduct and withhold from the SPA Purchase Price all Taxes that STRATTEC and SPA may be required to deduct and withhold under any provision of applicable Law with respect to the making of such payment after taking into account any Tax form or certificate provided by WITTE to STRATTEC (i.e., a W-8, a certificate delivered pursuant to Section 1445 of the Code or any similar certificate related to withholding obligations of a Party). If STRATTEC determines that Tax withholding is required pursuant to this Section, STRATTEC shall provide notice thereof to WITTE promptly following such determination, and such notice shall include the applicable authority under which such withholding is required. STRATTEC shall reasonably cooperate with WITTE to lawfully avoid or minimize any Tax withholding from the consideration payable pursuant to this Agreement. All such withheld amounts shall be treated as delivered to WITTE hereunder. According to the current understanding of STRATTEC and WITTE no Tax to be withheld by STRATTEC applies in connection with the sale and transfer of the Sold SPA Membership Interests from WITTE to STRATTEC in accordance with this Agreement.

(b) Without limitation of the rights of STRATTEC pursuant to Section 1.04(a), at the Closing, WITTE shall have delivered, or caused to be delivered, to STRATTEC, a certificate from SPA (A) complying with the provisions of Section 1445 of the Code and Treasury Regulations Section 1.1445-11T(d)(2) and informing STRATTEC that withholding is not required under Sections 897 and 1445 of the Code and (B) complying with the provisions of Section 1446(f) of the Code and Treasury Regulations Section 1.1446(f)-2(b) and informing STRATTEC that withholding is not required under Section 1446(f) of the Code. If such certifications are not received at Closing, STRATTEC will withhold an amount equal to 15 percent of the amount realized by WITTE in Section 1.02(a).

Article 2
REPRESENTATIONS AND WARRANTIES OF WITTE

WITTE represents and warrants to STRATTEC that the statements contained in this Article are true and correct on the date hereof and will be true and correct as of the Closing Date.

Section 2.01 Sold SPA Membership Interests.

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(a) The Sold SPA Membership Interests constitute one-fifth (1/5) of the total issued and outstanding limited liability company membership interests in SPA. The Sold SPA Membership Interests have been duly authorized and are validly issued, fully paid and non-assessable. Upon consummation of the transactions contemplated by this SPA Membership Interest Purchase Agreement, STRATTEC shall own all of the Sold SPA Membership Interests, free and clear of all Encumbrances (other than under applicable transfer limitations or requirements imposed under foreign, federal (U.S.) and state securities laws), and WITTE shall cease to own the Sold SPA Membership Interests or to be a member of SPA.

(b) The Sold SPA Membership Interests were issued in compliance with applicable Laws and were not issued in violation of the Organizational Documents of SPA or any other agreement, arrangement, or commitment to which SPA is a party and are not subject to or in violation of any preemptive or similar rights of any Person.

(c) There are no outstanding or authorized options, calls, warrants, convertible securities or other rights (including any right of first refusal or preemptive rights), agreements, arrangements or commitments of any character relating to the Sold SPA Membership Interests obligating WITTE to sell the Sold SPA Membership Interests or any rights therein or otherwise encumbering the Sold SPA Membership Interests. Other than as set forth in the Organizational Documents of SPA, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Sold SPA Membership Interests.

(d) To WITTE’s Knowledge, SPA does not have claims against WITTE resulting from a breach by WITTE of any of its obligations to SPA under the SPA Operating Agreement.

Section 2.02 No Conflicts; Consents.

The execution, delivery and performance by WITTE of this SPA Membership Purchase Agreement and the SPA Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of WITTE or, to WITTE’s Knowledge, any provision of the Organizational Documents of SPA or any of its Subsidiaries; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to WITTE; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract relating to the Sold SPA Membership Interests to which WITTE is a party, or by which WITTE is bound, or (d) result in the creation or imposition of any Encumbrance other than Permitted Liens on the Sold SPA Membership Interests.

Section 2.03 Taxes.

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(a) WITTE has duly and timely paid all Taxes owed by it with respect to the Sold SPA Membership Interests that are due and payable on or before the Closing Date (taking into account timely filed extensions), other than Taxes that are being contested in good faith by appropriate proceedings.

(b) There are no Liens relating or attributable to Taxes encumbering the Sold SPA Membership Interests nor, to WITTE’s Knowledge, is any Taxing Authority in the process of imposing any Lien for Taxes on the Sold SPA Membership Interests, other than Permitted Liens.

(c) WITTE (solely in respect of the Sold SPA Membership Interests) is in compliance in all material respects with all applicable information reporting and Tax withholding, collection, deduction, and similar requirements under applicable Laws.

(d) WITTE has not received from any Taxing Authority any written notice to assess or assert any deficiency or assessment, or proposed in writing any adjustment or examination, with respect to any Taxes with respect to the Sold SPA Membership Interests that has not been fully resolved or paid. There are no pending or, to WITTE’s Knowledge, threatened audits, examinations or similar proceedings in respect of Taxes with respect to the Sold SPA Membership Interests.

Article 3
REPRESENTATIONS AND WARRANTIES OF STRATTEC

STRATTEC represents and warrants to WITTE that the statements contained in this Article are true and correct on the date hereof and will be true and correct as of the Closing Date.

Section 3.01 No Conflicts; Consents.

The execution, delivery and performance by STRATTEC of this SPA Membership Purchase Agreement and the SPA Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of SPA; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to SPA; or (c) require the consent, notice or other action by any Person under any Contract to which STRATTEC is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to STRATTEC in connection with the execution and delivery of this SPA Membership Purchase Agreement and the SPA Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby.

Section 3.02 Investment Purpose.

STRATTEC (a) is acquiring the Sold SPA Membership Interests for its own account and not with a view to distribution, (b) is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended, (c) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Sold SPA Membership Interests and is able financially to bear the risks thereof and (d)

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understands that the Sold SPA Membership Interests will, upon purchase, be characterized as “restricted securities” under state and federal securities Laws and that under such Laws the Sold SPA Membership Interests may be resold without registration under such Laws only in certain limited circumstances.

Section 3.03 Sufficiency of Funds.

STRATTEC has sufficient funds available to enable it to make payment of the SPA Purchase Price as and when due and to consummate the transactions contemplated by this SPA Membership Purchase Agreement.

Article 4
TAX MATTERS

Section 4.01 Tax Covenants.

All transfer, documentary, sales, use, stamp, registration, value added and other similar Taxes and fees (including any penalties and interest) incurred in connection with this SPA Membership Purchase Agreement and the SPA Ancillary Agreements (including any real property transfer Tax and any other similar Tax) (collectively, “SPA Transfer Taxes”) shall be borne and paid when due by the Party that bears responsibility for such Taxes under applicable Laws. Each Party shall, at its own expense, timely file any Tax Return or other document with respect to such Transfer Taxes or fees required by applicable Law to be paid and filed by such Person (and each Party shall, and shall, to the extent legally possible, use its rights and powers on behalf of its Affiliates to cause its Affiliates (including with respect to STRATTEC, SPA, to reasonably cooperate with respect thereto). STRATTEC shall cause SPA (a) to close its books for Tax purposes as of the Closing Date and (b) to distribute to WITTE as soon as reasonably practical following the Closing Date any customary and usual tax distribution (determined with respect to the past practices of SPA to which WITTE is entitled with respect to the period of its ownership of the Sold SPA Membership Interests.

Section 4.02 Tax Indemnification.

(a) Except as otherwise provided in this SPA Membership Purchase Agreement, WITTE shall indemnify SPA Parties, STRATTEC, and each STRATTEC Indemnitee and hold them harmless from and against any Losses arising out of or resulting from: (i) any Taxes arising out of or resulting from the breach or inaccuracy of any representation or warranty set forth in Section 2.03 (including any Taxes owed by WITTE as a result of WITTE owning the Sold SPA Membership Interests prior to the Closing Date); (ii) any Taxes arising out of or resulting from the breach or violation of, any covenant set forth in this ARTICLE 4 (including any SPA Transfer Taxes for which WITTE is liable); (iii) any Taxes (as finally determined) for any taxable period ending on or before the Closing Date or, in the case of a taxable period beginning on or before the Closing Date and ending after the Closing Date, the portion of such taxable period that includes the Closing Date, that are either (A) allocable to the Sold SPA Membership Interests or (B) required to be paid by STRATTEC (as a result of a “push-out” election), in each case, resulting from a final partnership adjustment imposed on SPA by the IRS pursuant to the partnership audit rules

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of Section 6221 et. seq. of the Code; (iv) any Taxes WITTE may be subject to in connection with any non-resident capital gains Tax in Mexico, including related to any failure to pay or any underpayment of such Tax to any applicable Governmental Authority in Mexico or otherwise and including any amounts related to any such unpaid Tax liabilities, and any penalties and interest owing in connection therewith; and (v) any Taxes due and owing by WITTE (or its Affiliates) under the Foreign Investment in Real Property Tax Act provisions of the Code that arises in connection with the transactions contemplated hereby which is in excess of any amounts of such Tax withheld by STRATTEC hereunder, if any, including any amounts related to any such unpaid Tax or withholding liabilities and any penalties and interest owing in connection therewith (including, for the avoidance of doubt, in the case of each of clauses (i) through (v) of this Section 4.02(a), any such Taxes arising from any Tax audit or similar proceeding).

(b) Except as otherwise provided in this SPA Membership Purchase Agreement, STRATTEC shall indemnify WITTE and each WITTE Indemnitee and hold them harmless from and against any Losses arising out of or resulting from: (i) any Taxes arising out of or resulting from the breach or violation of, any covenant set forth in this ARTICLE 4 (including any Transfer Taxes for which STRATTEC is liable); and (ii) any Taxes (as finally determined) for any taxable period ending on or before the Closing Date or, in the case of a taxable period beginning on or before the Closing Date and ending after the Closing Date, the portion of such taxable period that includes the Closing Date, that are either (A) allocable to the portion of the SPA limited liability company membership interests that are not Sold SPA Membership Interests or (B) required to be paid by STRATTEC with respect to such SPA limited liability company membership interests that are not Sold SPA Membership Interests (as a result of a “push-out” election), in each case, resulting from a final partnership adjustment imposed on SPA by the IRS pursuant to the partnership audit rules of Section 6221 et. seq. of the Code (including, for the avoidance of doubt, in the case of each of clauses (i) and (ii) of this Section 4.02(b), any such Taxes arising from any Tax audit or similar proceeding).

Section 4.03 Cooperation and Exchange of Information.

WITTE and STRATTEC shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE 4 or in connection with any audit or other proceeding in respect of Taxes of the SPA Parties with respect to any taxable period beginning before the Closing Date. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by Taxing Authorities. Each of WITTE and STRATTEC shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of SPA Parties for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective taxable periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the SPA Parties for any taxable period beginning before the Closing Date, WITTE and STRATTEC (as the case may be) shall provide the other party with

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reasonable written notice and offer the other party the opportunity to take custody of such materials. Any information obtained under this Section 4.04 shall be kept confidential, except (i) as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting or defending an audit, examination, litigation or other Action, (ii) with the consent of the Parties, as the case may be or (iii) as required by applicable Law. Notwithstanding the above, WITTE and STRATTEC, as applicable, shall not be required under this Section 4.04 or any other provision of this SPA Membership Interest Purchase Agreement (x) to provide to other Parties any Tax Return of WITTE or any of its Affiliates, or of STRATTEC or any of its Affiliates, respectively (in each case, other than the SPA Parties of which they may be in possession) and (y) neither STRATTEC nor WITTE shall be required under this Section 4.04 to provide to the other party any information that is privileged if the disclosure of such information is reasonably expected to result in the loss of such privilege.

Section 4.04 Survival.

Notwithstanding anything in this SPA Membership Purchase Agreement to the contrary, the provisions of Section 2.03 and this ARTICLE 4 shall survive for the full period of all applicable limitations periods (giving effect to any waiver, mitigation or extension thereof) plus 30 days.

Section 4.05 Overlap.

To the extent that any obligation or responsibility pursuant to ARTICLE 6 of the Equity Restructuring Agreement or any provision of this SPA Membership Interest Purchase Agreement may overlap with an obligation or responsibility pursuant to this ARTICLE 4, the provisions of this ARTICLE 4 shall govern.

Article 5
INDEMNIFICATION

ARTICLE 6 (INDEMNIFICATION) of the Equity Restructuring Agreement shall apply mutatis mutandis to this SPA Membership Interest Purchase Agreement.

Article 6
MISCELLANEOUS

ARTICLE 9 (MISCELLANEOUS) of the Equity Restructuring Agreement shall apply mutatis mutandis to this SPA Membership Interest Purchase Agreement.

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EXHIBIT C
FORM OF VAST KOREA PURCHASE AGREEMENT

This Business Transfer Agreement (this “Business Transfer Agreement”), dated effective as of June 30, 2023, is made and entered into by and among (i) STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the “Buyer”) (for and on behalf of Strattec Security Corporation, Korea Branch), and (ii) Vehicle Access Systems Technology LLC, a Delaware limited liability company (the “Seller”) (for and on behalf of Vehicle Access Systems Technology LLC, Korea Branch).

RECITALS

WHEREAS, the Seller maintains a Korean branch office with its place of business in Room 1131, Doosan Venturedigm 415, Heungan-daero, Dongan-gu, Anyang-si, Gyeonggi-do, 14059, Korea, which branch office provides sales, design, engineering and related services for the benefit of Buyer and its global customers (referred to herein as the “VAST Korea Business”).

WHEREAS, this Business Transfer Agreement, and the related agreements executed in connection herewith, are intended to result in the acquisition by Buyer of the VAST Korea Business and certain assets of Seller, subject to the terms and conditions set forth herein.

WHEREAS, on June 29, 2023 the Buyer and WITTE AUTOMOTIVE GMBH, a limited liability company incorporated under the laws of the Federal Republic of Germany (“WITTE”), have entered into an Equity Restructuring Agreement pursuant to which, inter alia, the Buyer and the Seller shall be obliged to enter into this Business Transfer Agreement (the “Equity Restructuring Agreement”).

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Business Transfer Agreement and the representations, warranties, conditions and promises hereinafter contained, the parties hereto hereby represent, warrant and agree as follows:

ARTICLE 1
DEFINITIONS

“Action” means any legal, administrative, arbitral, mediation or other alternative dispute resolution procedure having the effect of Law or binding upon a Party or other action, proceeding, claim, assessment, suit, charge, arbitration, audit, inquiry or similar investigation before any court, arbitrator or other Governmental Authority or quasi‑Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities or ownership interests, by Contract or otherwise.

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“ADAC Purchase Agreement” means that certain sale and purchase agreement regarding the sale and purchase of the membership interests held by ADAC Plastics, Inc., a Michigan corporation, in the Seller by ADAC Plastics, Inc. to WITTE.

“Assets” has the meaning set forth in Section 2.01.

“Assumed Liabilities” has the meaning set forth in Section 3.03.

“Basket” has the meaning set forth in Section 8.04(a).

“Business Contract” has the meaning set forth in Section 2.01(c).

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of Wisconsin and the State of Delaware are authorized or obligated to close.

“Business Transfer Agreement” is defined in the preamble to this Business Transfer Agreement.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitees” has the meaning set forth in Section 8.02.

“Cap” has the meaning set forth in Section 8.04(a).

“Closing” has the meaning set forth in Section 4.01.

“Closing Date” has the meaning set forth in Section 4.01.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Contract” means any written or oral contract, instrument, agreement, lease, sublease, easement, evidence of Indebtedness, mortgage, license (other than Permits), sublicense, indenture, security agreement, grant agreement, incentive agreement, or any other legally binding understanding, commitment or other agreement.

“Contracting Party” has the meaning set forth in Section 10.09.

“Contracts in Progress” has the meaning set forth in Section 2.01(h).

“Direct Claim” has the meaning set forth in Section 8.05(c).

“Dollars or $” means the lawful currency of the United States.

“Documents” has the meaning set forth in Section 2.01(d).

“Employees” means those Persons employed by Seller in Korea and who worked exclusively for the VAST Korea Business.

“Enforceability Exceptions” has the meaning set forth in Section 5.01.

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“Equity Restructuring Agreement” hast the meaning set forth in the recitals.

“Excluded Assets” has the meaning set forth in Section 2.02.

“Excluded Business” has the meaning set forth in Section 2.03.

“Fraud” means any conduct or actions that constitute actual common law fraud under Delaware Law but for the avoidance of doubt, does not include constructive fraud or other claims based on constructive knowledge, negligent misrepresentation or similar theories.

“Fundamental Representations” means the representations and warranties in Section 5.01, Section 5.02, Section 5.03, Section 6.01, and Section 6.02.

“GAAP” means United States generally accepted accounting principles in effect from time to time, consistently applied by the applicable Person.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising authority over an applicable Person, or any arbitrator or arbitral body (whether public or private), court or tribunal of competent jurisdiction.

“Goodwill and Other Property” has the meaning set forth in Section 2.01(e).

“Governmental Order” means any order, writ, judgment, injunction, decision, decree, stipulation, determination, ruling, award, settlement or other agreement entered by or with any Governmental Authority.

“Indemnified Party” has the meaning set forth in Section 8.05.

“Indemnifying Party” has the meaning set forth in Section 8.05.

“Knowledge” means (a) as to Seller, the actual knowledge of Robert Meyer after reasonable inquiry and (b) as to Buyer, the actual knowledge of Frank Krejci, Al Hamdan and Dennis Bowe after reasonable inquiry.

“Korean Bank Account” has the meaning set forth in Section 2.01(i).

“Law” means any statute, law (including common law), act, ordinance, regulation, rule, code, order, treaty, judgment, injunction, writ, ruling, decree, rule or any other requirement, criteria, or legally binding policy or guideline, enacted, issued, adopted, promulgated, enforced, ordered or applied by any Governmental Authority.

“Leased Premises” has the meaning set forth in Section 2.01(a).

“Lien” shall mean any mortgage, deed of trust, lien (choate or inchoate), license, sublicense, pledge, charge, claim, option, right of first refusal, voting trust, proxy, security interest, assessment, reservation, assignment, hypothecation, defect in title, encroachment and other

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burden, restrictive covenant, condition or restriction or easement or encumbrance of any kind, whether arising by Contract or under any applicable Laws and whether or not filed, recorded or otherwise perfected or effective under any applicable Laws, or any preference, priority or preferential arrangement of any kind or nature whatsoever including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

“Losses” means losses, damages, obligations, assessments, settlement payments, liabilities, deficiencies, charges, Actions, judgments, interest, awards, Taxes, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the reasonable cost of enforcing any right to indemnification hereunder; provided, however, that “Losses” shall not include consequential, incidental, special, exemplary or punitive damages, except to the extent actually awarded and payable to a Governmental Authority or other third party, or any damages based on or calculated by reference to a multiple of earnings, multiple of revenue or similar theory.

“Non-Recourse Party” has the meaning set forth in Section 10.09.

“Organizational Documents” means (a) in the case of a Person that is a corporation, its articles or certificate of incorporation and its by-laws, regulations, shareholder agreements or similar governing instruments; (b) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (c) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (d) in the case of a Person that is not a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural person, its organizational filings and governing Contracts.

“Parties” means Seller and Buyer.

“Permits” means any permit, license, approval, consent, order, registration, privilege, tariff, franchise, membership, certificate, certification, entitlement, exemption and other authorization, in each case issued by or under the authority of any Governmental Authority.

“Permitted Liens” means any (a) Lien for Taxes arising in the ordinary course of business not yet due and payable or that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements of the applicable Person in accordance with GAAP; (b) mechanics’, materialmen’s, repairmen’s and other similar Liens arising in the ordinary course of business; (c) imperfections or irregularities of title that do not materially detract from the value of the affected property or materially impair the use of the affected property in the operation of the Business as currently conducted thereon; or (d) restrictions on transfer of the Assets under any applicable securities Law or any Organizational Document; or (e) pledges or deposits made to secure the applicable Person’s payment of worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits or to participate in any fund in connection with worker’s compensation or unemployment insurance, in each case incurred in the ordinary course of business consistent with past practice; (f) the right, title or interest of any licensor, sublicensor, licensee, sublicensee, lessor or sublessor under any license or lease agreement or in property being leased or licensed pursuant to a Contract entered into in the ordinary course of business.

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“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

“Personal Information Protection Act” means the Personal Information Protection Act of Korea (Law No. 10465, 29 March 2011) as amended from time to time, and the rules, regulations and decrees promulgated thereunder.

“Purchased Leasehold Interests” has the meaning set forth in Section 2.01(a).

“Purchase Price” has the meaning set forth in ARTICLE 3.

“Representative” means, with respect to any Person, any and all partners, directors, managing members, managers, officers, employees, independent contractors, consultants, financial advisors, counsel, accountants, agents, trustees and other representatives of such Person.

“Seller Indemnitees” has the meaning set forth in Section 8.03.

“Seller” has the meaning set forth in the preamble.

“Subsequently Identified Korean Assets” has the meaning set forth in Section 2.04.

“Tangible Personal Property” has the meaning set forth in Section 2.02(b).

“Tax Return” means any return, declaration, report, claim for refund, information return, or statement or other document relating to Taxes, including any election, declaration, disclosure, estimate, schedule or attachment thereto, and including any amendment thereof.

“Taxes” means (a) all federal, state, local, foreign and other income, gross receipts, net proceeds, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, escheat or unclaimed property charges, utility, customs, duties or other taxes, fees, imposts, levies, assessments, impositions, escheatage or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and (b) any liability for the payment of, or in respect of, any amounts of the type described in clause (a) of this definition under Treasury Regulations Section 1.1502-6 or any comparable provisions of foreign, state or local Law, as a transferee or successor, by contract or assumption or otherwise.

“Third Party Claim” has the meaning set forth in Section 8.05(a).

“Transferred Employee” has the meaning set forth in Section 7.01(a).

“True-Up Calculation” has the meaning set forth in Section 7.04.

"Value-Added Tax Act” means the Value-Added Tax Act of Korea (Law No. 19194, 31 December 2022) as amended from time to time, and the rules, regulations and decrees promulgated thereunder.

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“VAST Korea Business” has the meaning set forth in the recitals.

“WITTE” has the meaning set forth in the recitals.

ARTICLE 2
SALE OF ASSETS; ASSIGNMENT AND ASSUMPTION OF LIABILITIES

Section 2.01 Purchased Assets.

Effective at the close of business on the Closing Date, subject to the terms and conditions set forth in this Business Transfer Agreement, Seller will sell, convey, assign, transfer and deliver to Buyer, and Buyer will purchase from Seller, free and clear of all Liens, liabilities and claims of every kind (except for those Buyer agrees to assume pursuant to Section 3.03 hereof and Permitted Liens), but subject to the limitations on Seller’s representations and warranties as set forth in this Business Transfer Agreement, the VAST Korea Business and all of the Seller’s assets and property exclusively related thereto or exclusively used therein as specified within this Business Transfer Agreement, except for the Excluded Assets (such purchased assets and VAST Korea Business collectively being referred to herein as the “Assets”), as enumerated below:

(a) Leasehold. All right, title and interest of Seller, as lessee, of the real property described in Schedule 2.01(a) (the “Leased Premises”), leased by the Seller and used by the VAST Korea Business (the “Purchased Leasehold Interests”).

(b) Tangible Personal Property. All of Seller’s equipment, work in progress, computer equipment and computer programs, furniture, fixtures and other tangible personal property, as more particularly identified on Schedule 2.01(b) (the “Tangible Personal Property”).

(c) Contracts and Warranty Obligations. All Seller’s rights under Contracts specifically and exclusively related to the VAST Korea Business, including commitments and other arrangements, and all of Seller’s right, title and interest in and to the warranty agreements and undertakings of entities that have supplied to Seller products, except to the extent related to any Excluded Assets (collectively the “Business Contracts”), as such Business Contracts are more specifically identified on Schedule 2.01(c).

(d) Books and Records. All of Seller’s business records and files including, without limitation, sales information, advertising and marketing materials, supplier records, cost and pricing information, production data, employment and personnel records (except to the extent transfer is prohibited by applicable Law), accounting and credit records, correspondence, and other records specifically and exclusively related to or used in the VAST Korea Business (including those maintained in computer tapes, disks, or other computer retrievable format, and whether maintained by Seller or others) (the “Documents”); provided, however, that Seller may retain its tax returns and related work papers and any other records or documents required by applicable law to be retained by Seller (Seller shall deliver to Buyer complete and accurate copies of all such retained writings requested by Buyer), and Buyer shall (i) give Seller access to such records transferred to Buyer as reasonably may be required from time to time (a) to prepare its

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income tax returns for its current taxable year, to respond to any audit by any taxing authority related to any tax returns of Seller, or (b) for other reasonable business purposes related to pre-Closing matters, and (ii) retain such records for at least six (6) years after Seller files its federal income tax return for its current taxable year.

(e) Goodwill and Other Property. All Seller’s goodwill and going concern value of the VAST Korea Business, customer lists and related customer records and marketing, franchises and distribution rights (including without limitation, all rights under any franchise and/or distribution agreements), deposits on leases of equipment (to the extent such leases are transferred to Buyer), technical information, telephone numbers, rights, trade secrets, know-how, files, sales and other literature and other interests in property owned by Seller and specifically solely used in connection with, or solely related to the operation of, the VAST Korea Business or the Assets, including, but not limited to, such items that are more specifically set forth on Schedule 2.01(e) (the “Goodwill and Other Property”).

(f) Licenses. To the extent assignable, all licenses, Permits, certificates of authority, authorizations, approvals, registrations, franchises, rights, orders and similar consents or certificates granted or issued by any Governmental Authority specifically and exclusively related to or exclusively used in the VAST Korea Business, all such items, whether assignable or not, being listed on Schedule 2.01(f).

(g) Personal Property Leases. To the extent assignable, the leases of Tangible Personal Property specifically and exclusively related to or exclusively used in the VAST Korea Business listed on Schedule 2.01(g), together with any options to purchase the underlying property (the “Personal Property Leases”).

(h) Contracts in Progress. All of Seller’s rights under agreements, whether written or oral, for the sale of goods or services by Seller specifically and exclusively related to the VAST Korea Business (the “Contracts in Progress”) not completed at or before Closing, including all unbilled amounts, and deposits, set forth on Schedule 2.01(h).

(i) Cash and Cash Equivalents. Subject to the settlement of any obligations of Seller to refund advance payments received from its cooperation partners for the expenses of the VAST Korea Business resulting from the True-Up Calculation as set forth in Section 7.04, all bank deposits on Seller’s Korean bank accounts (Standard Chartered First Bank Pyeongchon Branch; SWIFT SCBLKRSE; and Post Bank Anyang Gwiin-dong Branch; SWIFT: SHBKKRSEPO) (collectively, the “Korean Bank Account”), in each case that are used exclusively in the VAST Korea Business. Seller shall cooperate with Buyer in transferring or assisting Buyer in establishing any bank accounts in Korea to take assignment of and the transfer of such cash to a Buyer designated bank account in Korea on or promptly following the Closing Date.

Section 2.02 Excluded Assets.

Specifically excluded from the Assets sold and purchased pursuant hereto are the following assets and property of Seller (the “Excluded Assets”), and no other:

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(a) The Purchase Price and Seller’s other rights under this Business Transfer Agreement and under such other writings executed in connection herewith.

(b) Any Assets not specifically and exclusively related to the VAST Korea Business.

(c) Any document prepared by Seller for the purpose of the sale of the Assets, and any documents containing information about the VAST Korea Business which is combined or consolidated with other information of Seller.

(d) All Seller’s privileged communications, oral or written, between Seller’s members, officers, or employees, on the one hand, and Seller’s attorneys (both inside and outside counsel) on the other hand. If any documents are inadvertently transferred to Buyer which contain such privileged communications or attorney work product, Buyer shall immediately return such documents to the Seller upon discovery and such inadvertent disclosure shall not be deemed to be a waiver of the attorney-client privilege or work product doctrine.

(e) Seller’s corporate minute books and stock records.

(f) The corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of Seller.

(g) All insurance policies of Seller and all rights to applicable claims and proceeds thereunder.

(h) All Tax assets (including duty and Tax refunds and prepayments) of Seller.

(i) Assets of Seller listed under Section 2.01 to the extent used by Seller primarily in connection with the Excluded Business and not otherwise set forth on a Schedule referenced in Section 2.01.

Section 2.03 Excluded Business.

Specifically excluded from the VAST Korea Business sold and purchased pursuant hereto are Seller’s services, contracts, intellectual property, and assets related to offices, branch offices of Seller and Seller’s Affiliates that are located outside of Korea or which business is not otherwise part of the VAST Korea Business (collectively, the “Excluded Business”).

Section 2.04 Subsequently Identified Korean Assets.

In case the Parties identify after the Closing Date any assets or property of Seller which are/is exclusively related to or exclusively used in the VAST Korea Business and are/is required to continue the VAST Korea Business as conducted in the last twelve (12) months prior to the Closing Date but have/has not been listed in any Schedule referenced in Section 2.01 by mistake, except for any Excluded Assets (collectively, the “Subsequently Identified Korean Assets”), the

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Parties shall cooperate in good faith in order to transfer such Subsequently Identified Korean Assets from Seller to Buyer in accordance with the general principles set forth in this Business Transfer Agreement.

ARTICLE 3
CONSIDERATION

Section 3.01 Purchase Price.

As consideration for the Assets sold and purchased pursuant hereto, Buyer shall pay to Seller, subject to the terms of this Business Transfer Agreement, the aggregate amount of $663,000 (the “Purchase Price”) at the Closing by wire transfer of immediately available funds to the account designated by Seller to Buyer.

Section 3.02 Allocation; Tax Characterization.

Subject to applicable Tax law, the sum of the Purchase Price and the Assumed Liabilities shall be allocated among the Assets as shown on Schedule 3.02 hereof. Seller and Buyer agree that they (i) will prepare and file their respective tax returns (including sales tax and transfer tax return), (ii) pay any taxes due and (iii) act in all other respects in a manner consistent with Schedule 3.02, except as required by a final determination of the relevant tax authorities.

Section 3.03 Liabilities.

Seller will also assign to Buyer and Buyer will assume and either pay in full at Closing or pay and satisfy as they become due (i) Seller’s obligations and liabilities arising and to be performed after the Closing Date under the Purchased Leasehold Interest, Contracts in Progress assigned to Buyer hereunder, Business Contracts or Personal Property Leases (but Buyer shall not assume or be responsible for any liability or obligation thereunder arising out of or in connection with the breach, nonperformance, defective or improper performance or other default or violation by Seller or for any negligent actions or omissions by Seller occurring on or prior to the Closing under any such assumed Contracts) assigned to Buyer pursuant hereto, (ii) except as specifically provided in Section 7.01, all liabilities and obligations of Seller or its Affiliates relating to employee benefits, compensation or other arrangements with respect to any Transferred Employee, and (iii) all further obligations and liabilities of Seller exclusively related to the VAST Korea Business (each only to the extent incurred in the ordinary course of Seller’s business prior to Closing) (the “Assumed Liabilities”). Schedule 3.03 shall set forth the Assumed Liabilities, as of the Closing, to Seller’s Knowledge.

ARTICLE 4
CLOSING

Section 4.01 The Closing.

Subject to the terms and conditions of this Business Transfer Agreement, the transactions contemplated hereby shall take place at a closing (the “Closing”) to be held at 9:00 a.m. Eastern Time no later than two (2) Business Days after the last of the conditions to closing set forth in

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Section 4.03 have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), but in any event following the closing of the transactions contemplated by the ADAC Purchase Agreement and the Equity Restructuring Agreement, remotely by exchange of documents and signatures (or their electronic counterparts), or at such other time or on such other date or at such other place as the Parties may mutually agree upon in writing, but in any event not prior to June 30, 2023 (the day on which the Closing takes place being the “Closing Date”).

Section 4.02 Transactions to be Effected at the Closing.

At the Closing:

(a) Seller shall execute and deliver a Bill of Sale conveying the Assets to Buyer substantially in the form attached hereto as Exhibit A, and such other instruments of transfer as shall in the reasonable opinion of Buyer be effective to vest in Buyer good and marketable title to the Assets being sold and purchased hereunder.

(b) Buyer and Seller shall execute and deliver an Assignment and Assumption Agreement in which Seller assigns to Buyer, and Buyer assumes from Seller, (i) the Purchased Leasehold Interests, (ii) Business Contracts, and (iii) Contracts in Progress and Personal Property Leases, to the extent included in the Assets, and the Assumed Liabilities, substantially in the form attached hereto as Exhibit B.

Section 4.03 Closing Conditions.

(a) Conditions to Obligations of All Parties. The obligations of each Party to consummate the transactions contemplated by this Business Transfer Agreement shall be subject to the fulfillment, at or prior to the Closing but not later than June 30, 2023, of each of the following conditions:

(i) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Business Transfer Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

(ii) The transactions contemplated by the Equity Restructuring Agreement shall have been consummated.

(iii) The transactions contemplated by the ADAC Purchase Agreement shall have been consummated.

(b) Obligation of Buyer to Close. The obligation of Buyer to consummate the purchase of the Assets and the assumption of the Assumed Liabilities on the Closing Date shall be subject to the satisfaction or the waiver by Buyer at or prior to the Closing but not later than June 30, 2023, of the following conditions:

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(i) The representations and warranties of Seller contained in this Business Transfer Agreement and any certificate or other writing delivered pursuant hereto shall have been true and correct on the date hereof and shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).

(ii) Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Business Transfer Agreement to be performed or complied with by it prior to or on the Closing Date.

(iii) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits the transactions contemplated hereby.

(iv) Seller shall have delivered to Buyer each of the instruments utilized to assign the Assets or assume the Assumed Liabilities, executed by Seller, and such other agreements, certificates and other documents as are contemplated by this Business Transfer Agreement or as are reasonably necessary to complete the transactions contemplated herein.

(c) Obligation of Seller to Close. The obligation of Seller to consummate the purchase of the Assets and the assumption of the Assumed Liabilities on the Closing Date shall be subject to the satisfaction or the waiver by Seller of the following conditions on or prior to the Closing Date:

(i) The representations and warranties of Buyer contained in this Business Transfer Agreement and any certificate or other writing delivered pursuant hereto shall have been true and correct in all respects on and as of the date hereof and shall be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).

(ii) Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Business Transfer Agreement to be performed or complied with by it prior to or on the Closing Date.

(iii) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits the transactions contemplated hereby.

(iv) Buyer shall have executed and delivered to Seller the Assignment and Assumption Agreement pursuant to Section 4.02(b) hereof.

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(v) Seller shall have delivered to Buyer each of the agreements, certificates and other documents as are contemplated by this Asset Purchase Agreement or as are reasonably necessary to complete the transactions contemplated herein.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer as of the date hereof and as of the Closing, subject to the Seller disclosure schedule attached hereto, as follows:

Section 5.01 Organization and Authority of Seller.

Seller is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Seller has full requisite power and authority to enter into this Business Transfer Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Business Transfer Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Business Transfer Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution, and delivery by Buyer) this Business Transfer Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles (collectively, the “Enforceability Exceptions”). When each ancillary agreement to this Business Transfer Agreement to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution, and delivery by each other party thereto), such ancillary agreement will constitute a legal and binding obligation of Seller enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

Section 5.02 Title to Assets.

Seller has good and valid title to all of the Assets, subject to no Liens except liens identified on Schedule 5.02 attached hereto (all of which are either expressly identified as Permitted Liens on such schedule or will be satisfied at or prior to Closing), and Seller has the power and authority to transfer, assign and convey to Buyer pursuant hereto the title of Seller to such Assets. Upon the sale, assignment, transfer and conveyance by Seller of the Assets to Buyer hereunder, Buyer will have good and marketable title to all the Assets, free and clear of all Liens (except as may be caused by Buyer’s own actions).

Section 5.03 No Conflicts; Consents.

Except for required third parties’ consents set forth on Schedule 5.03 which will be obtained by Seller prior to Closing or waived by Buyer, the execution, delivery and performance by Seller of this Business Transfer Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of Seller; (b) conflict with or result

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in a violation or breach of any provision of any Law or Governmental Order applicable to the Seller; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract relating to the Assets to which Seller is a party, or by which Seller is bound, or (d) result in the creation or imposition of any Lien other than Permitted Liens on the Assets.

Section 5.04 Legal Proceedings; Governmental Orders.

There is no Action pending, settled, or to Seller’s Knowledge, threatened that challenges the legality, validity or enforceability of this Business Transfer Agreement.

Section 5.05 No Other Representations and Warranties.

Except for the representations and warranties contained in ARTICLE 5, neither the Seller nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Seller or any other representation or warranty of any kind, express or implied, arising under any law.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as of the date hereof and as of the Closing, as follows:

Section 6.01 Organization and Authority of Buyer.

Buyer is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Buyer has full corporate power and authority to enter into this Business Transfer Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Business Transfer Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Business Transfer Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution, and delivery by each other Party) this Business Transfer Agreement constitutes a legal, valid, and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to the Enforceability Exceptions. When each ancillary agreement to this Business Transfer Agreement to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such ancillary agreement will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

Section 6.02 No Conflicts; Consents.

The execution, delivery and performance by Buyer of this Business Transfer Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational

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Documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice or other action by any Person under any Contract to which Buyer is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Asset Purchase and the consummation of the transactions contemplated hereby.

Section 6.03 Legal Proceedings.

There are no Actions pending or, to Buyer’s Knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Business Transfer Agreement. To Buyer’s Knowledge, no event has occurred, or circumstances exist that may give rise or serve as a basis for any such Action.

Section 6.04 No Other Representations and Warranties.

Except for the representations and warranties contained in ARTICLE 6, neither the Buyer nor any other person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Buyer or any other representation or warranty of any kind, express or implied, arising under any law.

ARTICLE 7
COVENANTS

Section 7.01 Employees.

(a) Subject to Buyer's customary screening and conditions to employment and applicable provisions of Law, effective from and after the Closing, all Employees, including Employees who are absent due to vacation, family leave, short-term disability or other approved leave of absence (the Employees who accept such employment and commence employment on the Closing Date, the “Transferred Employees”) shall be comprehensively transferred to Buyer and Transferred Employee become an employee of the Buyer. Seller will provide Buyer with commercially reasonable assistance in the conduct of the transfer.

(b) Unless otherwise provided for in this Agreement, Buyer shall retain all of its rights and obligations in connection with employment of the Employees accrued prior to the Closing Date, including liability for any severance pay which may become due. Buyer shall, or shall cause an Affiliate of Buyer to, provide each Transferred Employee with: (i) base salary or hourly wages which are no less than the base salary or hourly wages provided by Seller immediately prior to the Closing; (ii) target bonus opportunities (excluding equity-based compensation), if any, which are no less than the target bonus opportunities (excluding equity-based compensation) provided by Seller immediately prior to the Closing; (iii) retirement and welfare benefits that are no less favorable in the aggregate than those provided by Seller immediately prior to the Closing; and (iv) severance benefits that are no less favorable than the practice, plan or policy in effect for such Transferred Employee immediately prior to the Closing.

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(c) Buyer and Seller intend that the transactions contemplated by this Business Transfer Agreement should not constitute a separation, termination or severance of employment of any Employee who accepts an employment offer by Buyer that is consistent with the requirements of Section 7.01(b) and that each such Employee will have continuous employment immediately before and immediately after the Closing. Buyer shall be liable and hold the Seller harmless for: (i) any statutory, common law, contractual or other severance with respect to any Employee, other than a Transferred Employee; and (ii) any claims relating to the employment of any Transferred Employee with Buyer arising in connection with or following the Closing. Buyer and Seller shall execute the tripartite employment transfer agreement substantially in the form of Exhibit C before or on the Closing Date.

(d) This Section 7.01 shall be binding upon and inure solely to the benefit of each of the parties to this Business Transfer Agreement, and nothing in this Section 7.01, express or implied, shall confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 7.01. Nothing contained herein, express or implied, shall be construed to establish, amend or modify any benefit plan, program, agreement or arrangement. The parties hereto acknowledge and agree that the terms set forth in this Section 7.01 shall not create any right in any other Person to any continued employment with Buyer or any of its Affiliates or compensation or benefits of any nature or kind whatsoever.

Section 7.02 Demand for Services of the VAST Korea Business.

From the Closing Date and for a period of three years following the Closing Date, the Seller shall be permitted to demand such customary and reasonable services from the VAST Korea Business that are substantially similar to the type and scope of services provided by the VAST Korea Business to Seller during the twenty-four (24) month period immediately preceding the date hereof. Such services shall be provided on the terms and conditions as applicable on the date hereof, provided that the services shall be charged on an expense basis and the Seller shall not be obliged to make any prepayments for such services. For the avoidance of doubt, this Section 7.02 does not constitute any obligation of the Seller to direct customer business to the VAST Korea Business.

Section 7.03 Buyer Acting as Agent for Seller.

In the event that an attempted assignment to Buyer of a certain Contract or Contracts in Progress, in each case related to the VAST Korea Business, without prior consent of the other party thereto would constitute a breach thereof or in any way affect the rights of Seller thereunder, and such consent is not obtained, or an assignment of such Contract or Contracts in Progress is otherwise ineffective or in any way affect the rights of Seller thereunder, so that Buyer would not in fact receive all such rights, then such Contract or Contracts in Progress, as the case may be, shall be deemed not to have been assigned hereby and, at Buyer’s reasonable discretion, in lieu of satisfaction of Seller’s obligation to assign to Buyer such Contract or Contracts in Progress, Buyer shall act as Seller’s agent in order to obtain for the Buyer the benefits thereunder, and, upon Buyer’s reasonable request, Seller shall cooperate with Buyer in any reasonable arrangement to obtain for Buyer the benefits thereunder.

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Section 7.04 Final True-Up Calculation on Advance Payments made for Expenses of the VAST Korea Business.

At the end of the second quarter of 2023 and promptly following the Closing, Buyer shall, in accordance with the existing procedures, provide a final true-up calculation comparing the advance payments made by the Seller’s cooperation partners for the expected expenses of the VAST Korea Business in the second quarter of 2023 (either by payment to the Korean Bank Account or by set-off against any refund claims with respect to advance payments previously made and not yet consummated) with the actual expenses of the VAST Korea Business in the second quarter of 2023 (the “True-Up Calculation”). Seller shall provide all necessary support that Buyer requires to provide the True-Up Calculation. In case the True-Up Calculation shows that the advance payments made by the Seller’s cooperation partners for the expected expenses of the VAST Korea Business in the second quarter of 2023 are not equal to the actual expenses of the VAST Korea Business in the second quarter of 2023, Buyer shall (as an Assumed Liability of Seller) refund any overpaid amounts to the respective cooperation partners (as the case may be) in accordance with the existing allocation mechanics and it shall turn over to Seller any amounts received from the cooperation partners for any such underpaid amounts.

ARTICLE 8
INDEMNIFICATION

Section 8.01 Survival.

Subject to the limitations and other provisions of this Business Transfer Agreement, and other than in the event of a Party’s Fraud or willful or intentional misconduct, (a) the Fundamental Representations shall survive shall survive the Closing and shall remain in full force and effect for five (5) years from the Closing Date, and (b) all other representations and warranties shall survive the Closing and remain in full force and effect until the date that is eighteen (18) months from the Closing Date. All covenants and agreements of the parties contained herein that require performance after Closing shall survive the Closing until fully performed. Notwithstanding the foregoing, each representation, warranty or covenant that would otherwise terminate in accordance with this Section 8.01 shall continue to survive if a notice of claim in respect thereof shall have been timely given in accordance with Section 8.05 on or prior to such time until the related claim shall have been fully satisfied or otherwise resolved as provided herein.

Section 8.02 Indemnification By Seller.

Subject to the other terms and conditions of this ARTICLE 8 and the limitations set forth in Section 7.01(d) of the Equity Restructuring Agreement, Seller shall indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of:

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(a) any inaccuracy in or breach of any of the representations or warranties of the Seller contained in this Business Transfer Agreement or in any certificate or instrument delivered by or on behalf of the Seller pursuant to this Business Transfer Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Seller pursuant to this Business Transfer Agreement; or

(c) any Excluded Asset or any liability or obligation of Seller related to the operation of the Excluded Business or any liability or obligation of Seller other than the Assumed Liabilities.

Section 8.03 Indemnification By Buyer.

Subject to the other terms and conditions of this ARTICLE 8, Buyer shall indemnify and defend the Seller and its Affiliates (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Business Transfer Agreement or in any certificate or instrument delivered by or on behalf of Buyer pursuant to this Business Transfer Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Business Transfer Agreement;

(c) the operation of the VAST Korea Business after the Closing Date (other than Losses assumed by Seller herein or with respect to which the Seller is obligated to indemnify the Buyer); or

(d) the Assumed Liabilities.

Section 8.04 Certain Limitations.

The indemnification provided for in Section 8.02 and Section 8.03 shall be subject to the following limitations:

(a) Seller shall not be required to indemnify the Buyer Indemnitees for any Losses pursuant to Section 8.02 until the aggregate amount of all such Losses exceeds $50,000

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(the “Basket”), it being understood that if the Basket is exceeded, Buyer shall be entitled to claim the full amount (including the Basket) (tipping basket).

(b) The aggregate amount of all Losses for which the Seller shall be liable pursuant to Section 8.02 shall not exceed the Purchase Price (the “Cap”).

(c) The aggregate amount of all Losses for which Buyer shall be liable pursuant to Section 8.03 shall not exceed the Cap.

(d) Notwithstanding the foregoing, the limitations set forth in Section 8.04(a) and Section 8.04(c) shall not apply to Losses based upon, arising out of, with respect to or by reason of: (i) any inaccuracy in or breach of any Fundamental Representation; (ii) any breach or nonfulfillment of any post-Closing covenant (including, for the avoidance of doubt, those set forth in the Exhibits to this Business Transfer Agreement); or (iv) Fraud committed by the applicable Party.

(e) Nothing set forth under this ARTICLE 8 shall be construed to contractually eliminate any duty that any Indemnified Party may have under common law to mitigate such party’s Losses.

(f) Neither Seller nor Buyer shall have liability for Losses to the extent that any insurance proceeds have actually been received to reimburse an Indemnified Party for such Loss. Buyer and Seller shall fully cooperate and use commercially reasonable efforts to file and pursue claims for any reasonably available insurance coverage amount for the reimbursement of any Losses sustained by either Party.

Section 8.05 Indemnification Procedures.

The Party making a claim under this ARTICLE 8 is referred to as the “Indemnified Party,” and the Party against whom such claims are asserted under this ARTICLE 8 is referred to as the “Indemnifying Party”.

(a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Business Transfer Agreement or an Affiliate of a Party to this Business Transfer Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Business Transfer Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except to the extent that an Indemnifying Party is actually and materially prejudiced thereby, and then only to the extent of the damages caused to the Indemnifying Party due to such prejudice. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to

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participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that if the Indemnifying Party is the Seller, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third Party Claim that (i) relates to or arises in connection with any criminal proceeding, (ii) seeks an injunction or other equitable relief against the Indemnified Party, (iii) the Losses resulting from such claim could reasonably be expected to exceed the remaining amount of indemnification available to the Indemnified Party under this Business Transfer Agreement, or (iv) in the judgment of the Indemnified Party’s counsel, a conflict of interest between the Indemnified Parties and the Indemnifying Party exists as a result of such claim. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 8.05(b), it shall have the right to take such action as it deems reasonable to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party reasonably determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Business Transfer Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 8.05(b), pay, compromise, defend such Third Party Claim and seek indemnification (to the extent such Third Party Claim involves a matter covered by the applicable Indemnifying Party’s indemnification obligations set forth herein, as applicable) for any and all Losses based upon, arising from or relating to such Third Party Claim. The Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

(b) Settlement of Third Party Claims. Notwithstanding any other provision of this Business Transfer Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 8.05(b). If a firm offer is made to settle a Third Party Claim (A) without an admission of wrongdoing, (B) without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party, and (C) provides, in customary form, for the full and unconditional release of each Indemnified Party from all liabilities and

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obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within 10 days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.05(b), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 60 days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except to the extent that an Indemnifying Party is actually and materially prejudiced thereby, and then only to the extent of the damages caused to the Indemnifying Party due to such prejudice. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall reasonably assist the Indemnifying Party’s investigation by giving such information and assistance (including access to VAST Korea’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Business Transfer Agreement.

Section 8.06 Tax Treatment of Indemnification Payments.

All indemnification payments made under this Business Transfer Agreement, shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

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Section 8.07 Exclusive Remedies.

The Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from a Party’s Fraud or willful or intentional misconduct on the part of a Party in connection with the transactions contemplated by this Business Transfer Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth in this Business Transfer Agreement, shall be pursuant to the indemnification provisions set forth in this ARTICLE 8, and each Party hereby waives any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth in this Business Transfer Agreement, except pursuant to the indemnification provisions set forth in indemnification provisions set forth in this ARTICLE 8. Nothing in this Business Transfer Agreement shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any Party’s Fraud or willful or intentional misconduct.

ARTICLE 9
TAX MATTERS

Section 9.01 Transfer Taxes.

Except as otherwise provided herein, Buyer, on the one hand, and Seller, on the other hand, agree to each bear their own expenses, fees, and costs in connection with the transactions contemplated by this Agreement; provided, however, all transfer, documentary, sales, use, stamp, registration, recording and other such similar Taxes, and all conveyance fees, recording charges and other charges and fees (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid by the Party that is legally responsible for paying such Transfer Taxes; provided that – to the extent required by law – Buyer shall VAT chargeable in connection with the transfer of Assets under this Agreement in accordance with Article 52(4) of the Korean Value Added Tax Act. The Parties will timely file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes. If, and to the extent, a Party is required by Law to file Tax Returns and other documentation relating to such Transfer Taxes, then the Party will timely file such Tax Returns and other documentation. If a Party pays a Transfer Tax at the Closing or pursuant to a post-Closing assessment by a Taxing Authority in excess of its portion hereunder, then the other Party will reimburse such Party for such Transfer Taxes (including any penalties, interest and late filing charges) that are the responsibility of the other Party hereunder within ten (10) business days of payment by such Party of the same.

Section 9.02 Cooperation; Audits.

In connection with the preparation of Tax Returns, audit examinations and any administrative or judicial proceedings relating to the Tax liabilities or any other regulatory matter related to the payment of the Purchase Price in connection with all of the transactions contemplated hereby and by the Equity Restructuring Agreement imposed on Seller, the Assets or the VAST Korea Business, Buyer, on the one hand, and Seller, on the other hand, will cooperate fully with each other, including the furnishing or making available during normal business hours of records, personnel (as reasonably required), books of account, powers of attorney or other materials

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reasonably necessary or helpful for the preparation of such Tax Returns, the conduct of audit examinations or the defense of claims by Taxing Authorities or other regulatory authorities as to the imposition of Taxes or other matters related to the transactions contemplated hereby; except, that, (a) the provision of any information or access pursuant to this Section 9.02 will be subject to appropriate confidentiality undertakings and, if applicable, execution of customary release letters in favor of the auditors as requested by the auditors in connection with the sharing of work papers and (b) nothing in this Section 9.02 will require either Party to disclose information that is subject to attorney-client privilege.

ARTICLE 10
MISCELLANEOUS

Section 10.01 Expenses.

Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Business Transfer Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

Section 10.02 Notices.

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with no evidence of failed transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

If to the Seller:	Vehicle Access Systems Technology LLC c/o WITTE Automotive GmbH Höferstr. 3-15 42551 Velbert, Germany Attention: Rainer Gölz, Chief Executive Officer Email: rainer.goelz@witte-automotive.de
with copy (which shall not constitute notice) to:	McDermott Will & Emery LLP Stadttor 1 40219 Düsseldorf, Germany Attention: Dr. Matthias Kampshoff Email: mkampshoff@mwe.com

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If to Buyer:	STRATTEC SECURITY CORPORATION 3333 West Good Hope Road Milwaukee, Wisconsin 53209 Attention: Frank J. Krejci, President and CEO Email: fkrejci@strattec.com
with copy (which shall not constitute notice) to:	Reinhart Boerner Van Deuren s.c. N16 W23250 Stone Ridge Drive, Suite 1 Waukesha, WI 53188 Attention: Eric P. Hagemeier E-mail: ehagemeier@reinhartlaw.com

Section 10.03 Interpretation.

For purposes of this Business Transfer Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive and has the inclusive meaning “and/or”; (c) the words “this Business Transfer Agreement,” “herein,” “hereof,” “hereby,” “hereto” and “hereunder” and words of similar import refer to this Business Transfer Agreement as a whole and not to any particular clause or other subdivision thereof unless expressly so limited, and the words “this Section,” “this clause,” and words of similar import, refer only to the Section, clause or other subdivision hereof in which such words occur; (d) the words “furnished,” “made available to Buyer” or words of similar import mean that all such documents have been provided to another party at least two Business Days prior to the Closing; (e) the phrases “ordinary course” or “ordinary course of business” when used with respect to any Person means taking or refraining to take any action, if such action by such Person is (i) consistent in all material respects with the past practices of such Person and is taken in the ordinary course of the operations of such Person and in accordance with applicable Law or (ii) consistent in all material respects with the then-current ordinary course operations of similarly situated Persons operating in the industries and markets in which the such Person operates, solely to the extent that any such action is taken in response to required or recommended quarantines, shutdowns, interruptions, travel restrictions, or similar guidelines, in each case, issued by a Governmental Authority or related to or resulting from any epidemic, pandemic or other public health emergency is inconsistent in any material respect with past practices of such Person or its ordinary course operation; (f) pronouns in masculine, feminine or neuter genders shall be construed to include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, in each case, unless the context otherwise requires; and (g) except as expressly provided otherwise herein, all accounting terms used but not defined herein shall have the meanings given to them under GAAP. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Business Transfer Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Business Transfer Agreement shall be construed without regard to any presumption or rule

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requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Business Transfer Agreement to the same extent as if they were set forth verbatim herein.

Section 10.04 Headings.

The headings in this Business Transfer Agreement are for reference only and shall not affect the interpretation of this Business Transfer Agreement.

Section 10.05 Severability.

If any term or provision of this Business Transfer Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Business Transfer Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Buyer and Seller shall negotiate in good faith to modify this Business Transfer Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 10.06 Entire Agreement.

This Business Transfer Agreement constitutes the sole and entire agreement of the parties to this Business Transfer Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Business Transfer Agreement, the Exhibits and Schedules, the statements in the body of this Business Transfer Agreement will control.

Section 10.07 Successors and Assigns.

This Business Transfer Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed, provided, however, that the Seller is entitled to assign its Purchase Price payment claim hereunder to WITTE Automotive GmbH . No assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 10.08 No Third-Party Beneficiaries.

Except as provided in ARTICLE 8 and Section 10.09, this Business Transfer Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Business Transfer Agreement.

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Section 10.09 No Recourse.

All causes of Action (whether in contract or in tort, in equity or at law, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Business Transfer Agreement, or the negotiation, preparation, execution, delivery, performance or breach of this Business Transfer Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Business Transfer Agreement), may be brought only against (and are those solely of) the Persons that are expressly identified as Parties in the preamble of this Business Transfer Agreement or that execute and deliver this Business Transfer Agreement (each, a “Contracting Party”). No Person who is not a Contracting Party, including any past, present or future direct or indirect equity holder, Affiliate or Representative of such Contracting Party or any Affiliate or Representative of any of the foregoing (the “Non-Recourse Party”), shall have any liability or other obligation (whether in contract or in tort, in equity or at law, or granted by statute) for any cause of Action arising under, out of, in connection with, or related in any manner to this Business Transfer Agreement or based on, in respect of, or by reason of this Business Transfer Agreement or its negotiation, preparation, execution, delivery, performance, or breach; and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such causes of Action against any such Non-Recourse Party. Without limiting the generality of the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all causes of Action that may otherwise be brought in equity or at law, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability or other obligation of any Contracting Party on any Non-Recourse Party, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Business Transfer Agreement or any representation or warranty made in, in connection with, or as an inducement to this Business Transfer Agreement. Non-Recourse Parties are expressly intended as third-party beneficiaries of this provision of this Business Transfer Agreement. In the event that any provision of this Business Transfer Agreement provides that a party hereto shall cause its Affiliates or any other Persons to take any action (or refrain from taking any action) or otherwise purports to be binding on such party’s Affiliates or such other Persons, such party shall be liable for any breach of such provision by any such Affiliate or other Person.

Section 10.10 Amendment and Modification; Waiver.

This Business Transfer Agreement may only be amended, modified, or supplemented by an agreement in writing signed by Buyer and Seller. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Business Transfer Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any

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right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 10.11 Governing Law; Jurisdiction; Mediation; Waiver of Jury Trial.

(a) This Business Transfer Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b) Except as hereinafter provided in this Section 10.11, all claims, controversies, differences, or disputes between or among the parties hereto arising from or relating to this Business Transfer Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder or thereunder (collectively, “Agreement Disputes”), shall be resolved as follows

(i) Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a facilitative mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice (a “Dispute Notice”), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois or at such other place or remotely as Seller and Buyer may mutually agree upon in writing, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the “AAA”) in effect on the date of this Business Transfer Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Unless otherwise agreed by the parties, such mediation shall be facilitated by a neutral facilitator reasonably acceptable to the parties and shall require the parties to fully articulate the positions they would expect to advance in any litigation of the same Agreement Dispute, to discuss with each other in good faith their respective positions, and to make commercially reasonable efforts to resolve the Agreement Dispute. All mediation communications shall be deemed settlement discussions under applicable state and federal rules of evidence. Except as agreed by both parties, the facilitator shall keep confidential all information disclosed during negotiations. The facilitator shall not act as a witness for either party in any subsequent arbitration or other legal proceedings between the parties. Any period of limitation applicable to the Agreement Dispute shall be tolled from the date on which the request for facilitative mediation is made to the date which is sixty (60) days after the termination of the facilitative mediation. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

(ii) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising

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from the other party's breach or such other relief as may be appropriate under the circumstances in the manner provided herein.

(iii) Attorney Fees and Other Costs. Each party to any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall pay its own fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

(iv) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Business Transfer Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts of Delaware as provided in this Business Transfer Agreement, without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party’s rights or ability to seek such monetary award or relief in another action or proceeding.

(c) SUBJECT TO Section 10.11(b), ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS BUSINESS TRANSFER AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS BUSINESS TRANSFER AGREEMENT OR THE ANCILLARY AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS BUSINESS TRANSFER AGREEMENT, THE OTHER ANCILLARY AGREEMENTS OR THE TRANSACTIONS

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CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS BUSINESS TRANSFER AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS BUSINESS TRANSFER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10.11(b).

Section 10.12 Specific Performance.

The Parties agree that irreparable damage would occur if any provision of this Business Transfer Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.13 Counterparts.

This Business Transfer Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Business Transfer Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Business Transfer Agreement.

Section 10.14 Relationship of Parties.

Nothing contained in this Business Transfer Agreement shall, or shall be deemed to, constitute a partnership, joint venture or agency agreement among any of the Seller, Buyer or any of their respective Affiliates.

Section 10.15 English Language.

This Business Transfer Agreement has been written and executed in the English language. All questions of construction arising under this Business Transfer Agreement shall be resolved through reference to the executed instrument in English whether or not counterparts hereof are written and/or executed in another language.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Business Transfer Agreement to be executed as of the date first written above by their respective officers thereto duly authorized.

SELLER: VEHICLE ACCESS SYSTEMS TECHNOLOGY LLC By: _____________________ Name: Robert Carl Meyer Title: President
BUYER: STRATTEC SECURITY CORPORATION By: _____________________ Name: Frank J. Krejci Title: President and Chief Executive Officer

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EXHIBIT A

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, by this General Bill of Sale (this “General Bill of Sale”) made and entered into effective as of June 30, 2023, Vehicle Access Systems Technology LLC, a Delaware limited liability company (the “Seller”), for and in consideration of the Purchase Price and for other good and valuable consideration provided to it this date by STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the “Buyer”), the receipt and sufficiency of which consideration is hereby acknowledged by Seller, pursuant to the terms and provisions of that certain Business Transfer Agreement made and entered into effective as of the date hereof by and between Buyer and Seller (the “Purchase Agreement”), does hereby sell, convey, assign, transfer and deliver to Buyer and its successors and assigns all of Seller's right, title and interest in and to the Assets. Capitalized terms used herein but not otherwise defined shall have the meanings given such terms in the Purchase Agreement.

TO HAVE AND TO HOLD, the Assets conveyed hereby to Buyer, its successors and assigns, and, subject to the terms and conditions of the Purchase Agreement, Seller does hereby bind itself and its successors and assigns to convey good and valid title in and to the Assets to Buyer and its successors and assigns against every person lawfully making claim thereto, by, through or under Seller, and Seller does hereby quitclaim, remise and release to Buyer each and every other right, title and interest of Seller in and to the Assets, free and clear of all Liens, other than Permitted Liens.

Seller shall execute and deliver, or cause to be executed and delivered, from time to time hereafter, upon request, such further documents and instruments and shall do and perform such further acts as may be reasonably necessary to give full effect to the intent of this General Bill of Sale.

The provisions of this General Bill of Sale are subject, in all respects, to the terms and conditions of the Purchase Agreement and all of the representations and warranties, covenants and agreements contained therein, all of which shall survive the execution and delivery of this General Bill of Sale as provided in the Purchase Agreement. Except as otherwise expressly stated in the Purchase Agreement, the Seller makes no warranties or representations with respect to the Assets, the Buyer accepts the Assets AS IS, WHERE IS, in its present condition, including all defects and with all faults, and there are no warranties of merchantability or of fitness for a particular purpose with respect to the Assets. In the event of any conflict between this General Bill of Sale and the Purchase Agreement, the terms of the Purchase Agreement shall govern.

This General Bill of Sale may be executed by original, facsimile or electronic "PDF" signature, each of which shall be deemed an original signature and shall be sufficient for the execution hereof. This General Bill of Sale shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to conflicts of law principles; except in the event Korean law precludes application of Delaware law and in which case Korean law shall apply.

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IN WITNESS WHEREOF, Seller has executed and delivered this General Bill of Sale effective as of the date first above written.

SELLER:

VEHICLE ACCESS SYSTEMS TECHNOLOGY LLC

By: _____________________

Name: Robert Carl Meyer

Title: President

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EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into effective as of June 30, 2023 (the “Effective Date”), by and between STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the “Buyer”), and Vehicle Access Systems Technology LLC, a Delaware limited liability company (the “Seller”).

RECITALS

A. Seller and Buyer are parties to that certain Business Transfer Agreement made and entered into effective as of the date hereof by and between Buyer and Seller (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

B. Pursuant to the terms of the Purchase Agreement, Buyer has agreed to assume, and Seller has agreed to assign, Seller's rights and obligations under certain Assumed Liabilities, including the Business Contracts, Purchased Leasehold Interest, Contracts in Progress and Personal Property Leases to which Seller is a party and which are related to the VAST Korea Business.

C. Seller desires to assign to Buyer the Assumed Liabilities and Buyer desires to accept from Seller such assignment and assume Seller's obligations and liabilities under the Assumed Liabilities to the extent provided in the Purchase Agreement.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment and Assumption. Seller hereby assigns, sets over and transfers to Buyer all of Seller's right, title and interest in and to the Assumed Liabilities. Buyer hereby accepts such assignment and assumes and agrees to pay, perform, timely discharge and be bound by all of the covenants, terms and obligations contained in the Assumed Liabilities to the same extent as if Buyer had been named in the Assumed Liabilities in the place and stead of Seller, but subject to and only to the extent provided in the Purchase Agreement.

2. Relationship to the Purchase Agreement. The provisions of this Agreement are subject, in all respects, to the terms and conditions of the Purchase Agreement and all of the representations and warranties, covenants and agreements contained therein, all of which shall survive the execution and delivery of this Agreement to the extent indicated in the Purchase Agreement. Except as otherwise expressly stated in the Purchase Agreement, the Seller makes no warranties or representations with respect to the Assumed Liabilities, the Buyer accepts the Assumed Liabilities AS IS, WHERE IS, in its present condition, including all defects and with all faults, and there are no warranties of merchantability or of fitness for a particular purpose with respect to the Assumed Liabilities. In the event of any conflict between this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall govern.

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3. General. The introductory language and the recitals set forth above shall be deemed incorporated herein by reference. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and delivered in person. Signatures delivered by facsimile or via e-mail in portable document format ("pdf") shall be binding for all purposes hereof. Section headings are intended for convenience of reference only and shall not affect in any way the meaning or interpretation of this instrument. This instrument shall be governed by and construed in accordance with the laws of the State of Delaware. The delivery of this instrument shall not otherwise affect the respective representations, warranties and agreements of Buyer and Seller set forth in the Purchase Agreement.

[The remainder of this page has been intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement effective as of the date first above written.

SELLER: VEHICLE ACCESS SYSTEMS TECHNOLOGY LLC By: _____________________ Name: Robert Carl Meyer Title: President
BUYER: STRATTEC SECURITY CORPORATION By: _____________________ Name: Frank J. Krejci Title: President and Chief Executive Officer

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EXHIBIT C

TRIPARTITE EMPLOYMENT TRANSFER AGREEMENT

This Tripartite Employment Transfer Agreement (“Agreement”) is made and entered into on [Insert Date] by and between STRATTEC SECURITY CORPORATION, a Wisconsin corporation (hereinafter “Company”), Vehicle Access Systems Technology LLC, a Delaware limited liability company (“Transferor”), and [Insert Name of Employee] (hereinafter, “Employee”).

The Company, Transferor and Employee shall also be referred to each as a “Party” or together as the “Parties.”

RECITALS

In connection with the business transfer agreement dated June 30, 2023 (“Business Transfer Agreement”) between the Transferor and the Company, the Transferor is currently undertaking a process of which it will individually transfer the Employee to the Company.

The Company, Transferor and the Employee hereby enter into this Agreement to clarify their respective rights and obligations in connection with the proposed Transfer.

NOW, THEREFORE, the Parties agree as follows:

1. The Employee hereby, expressly and irrevocably, accepts the termination of his/her contractual relationship with Transferor on the closing date of the Business Transfer Agreement (the “Termination Date”) and the effectuation of a new employment agreement with the Company as of the next day of the Termination Date (the “Effective Date”. The process shall collectively be called the “Transfer”).

2. The Employee hereby acknowledges and agrees to faithfully and diligently perform all necessary steps that are required of him/her to effectuate the Transfer (including entering into a new employment agreement with the Company and/or duly submitting a resignation letter to the Transferor), and that he/she will not act, in any way or form, that may conflict or interfere with the Transfer.

3. The Employee acknowledges and agrees that all unpaid retirement benefits (including severance pay), allowances, and other unpaid money and valuables (if any) that are due to him/her up until the Termination Date accrued in connection with the Employee’s employment with Transferor shall be transferred to the Company.

Transferor will thereby not make such payments to Employee as of the Effective
Date.

4. The Company shall grant the Employee credit for years of prior service, and recognize the Employee's continuity of service with Transferor for all purposes
(including, without limitation, calculation of annual leave and retirement benefits).

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5. As of the Effective Date, all paid annual leave that has been accrued but unused by the Employee during his/her term of employment with Transferor shall transfer and be succeeded to the Company.

6. Each Party to this Agreement agrees not to sue or to file any civil, criminal or ad-
ministrative complaints and agrees not to take any other action against another Party in relation to the Transfer.

7. The English version of this Agreement shall prevail over any translated versions.

8. This Agreement shall be governed by the laws of the Republic of Korea and will be subject to the non-exclusive jurisdiction of the Seoul Central District Court and shall come into effect as of the execution hereof by all Parties.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties hereto have caused this Agreement to be executed on [XX XX 2023].

TRANSFEROR: VEHICLE ACCESS SYSTEMS TECHNOLOGY LLC By: _____________________ Name: Robert Carl Meyer Title: President
COMPANY: STRATTEC SECURITY CORPORATION By: _____________________ Name: Frank J. Krejci Title: President and Chief Executive Officer

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EMPLOYEE: [___________] By: _____________________ Name: [*]

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EXHIBIT D
DRAFT RECEIVABLE PURCHASE AGREEMENT

This Receivable Purchase Agreement (this “Receivable Purchase Agreement”), dated as of June 30, 2023, is made by and among VEHICLE ACCESS SYSTEM TECHNOLOGY LLC, a Delaware limited liability company (“Seller”) and WITTE AUTOMOTIVE GMBH, a limited liability company incorporated under the laws of the Federal Republic of Germany (“Buyer”) (Seller and Buyer each referred to as “Party”, and collectively to the “Parties”).

RECITALS

WHEREAS, Seller entered into that certain Asset Purchase Agreement dated June, 30, 2023 with STRATTEC SECURITY CORPORATION, a Wisconsin corporation (“STRATTEC”) under which Seller sold and transferred the assets and rights represented by its Korean branch office (“the VAST Korea Purchase Agreement”).

WHEREAS, under the VAST Korea Purchase Agreement Seller has claim for payment of a purchase price in the amount of $663,000 against STRATTEC (“the VAST Korea Claim”).

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of Seller’s right and title in the VAST Korea Purchase Price to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements in this Equity Restructuring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

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TABLE OF CONTENTS

Article 1 PURCHASE AND SALE		66
Section 1.01	Purchase and Sale.	66
Section 1.02	Purchase Price.	66
Article 2 MISCELLANEOUS		66
Section 2.01	Severability.	66
Section 2.02	Entire Agreement.	66
Section 2.03	Successors and Assigns.	66
Section 2.04	Amendment and Modification; Waiver.	67
Section 2.05	Governing Law.	67
Section 2.06	Counterparts.	67
Section 2.07	English Language.	67

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Article 1
PURCHASE AND SALE

Section 1.01 Purchase and Sale.

Seller hereby sells and assigns with immediate effect to Buyer, and Buyer shall purchase, the VAST Korea Claim, including all of Seller’s rights, title, and interest therein, free and clear of all Encumbrances for the consideration specified in Section 1.02.

Section 1.02 Purchase Price.

(a) The purchase price for the VAST Korea Claim shall be equal to the VAST Korea Claim (the “Purchase Price”).

(b) Payment of the Purchase Price from Buyer to Seller shall be deferred for a period of two months beginning from the closing of the VAST Korea Purchase Agreement or any other date agreed between the Seller and the Buyer in writing.

Article 2
MISCELLANEOUS

Section 2.01 Severability.

If any term or provision of this Receivable Purchase Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Receivable Purchase Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Receivable Purchase Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 2.02 Entire Agreement.

This Receivable Purchase Agreement constitutes the sole and entire agreement of the parties to this Receivable Purchase Agreement, respectively, with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Receivable Purchase Agreement, the Exhibits and Schedules, the statements in the body of this Receivable Purchase Agreement will control.

Section 2.03 Successors and Assigns.

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This Receivable Purchase Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 2.04 Amendment and Modification; Waiver.

This Receivable Purchase Agreement may only be amended, modified, or supplemented by an agreement in writing signed by all Parties. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 2.05 Governing Law.

This Receivable Purchase Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

Section 2.06 Counterparts.

This Receivable Purchase Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Receivable Purchase Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Receivable Purchase Agreement.

Section 2.07 English Language.

This Receivable Purchase Agreement has been written and executed in the English language. All questions of construction arising under this Receivable Purchase Agreement shall be resolved through reference to the executed instrument in English whether or not counterparts hereof are written and/or executed in another language.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Receivable Purchase Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

VEHICLE ACCESS SYSTEMS TECHNOLOGY LLC: By: _____________________ Name: Robert Carl Meyer Title: President
WITTE AUTOMOTIVE GMBH: By: _____________________ Name: Rainer Gölz Title: Chief Executive Officer

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EXHIBIT E
Cooperation Framework Agreement

[Exhibit Intentionally Omitted for Proprietary and Confidentiality Concerns]

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